As filed with the Securities and Exchange Commission on September 1, 2017

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23011

PENN CAPITAL FUNDS TRUST
(Exact name of registrant as specified in charter)

Navy Yard Corporate Center

1200 Intrepid Ave., Suite 400

Philadelphia, Pennsylvania 19112

(Address of principal executive offices) (Zip code)

Richard A. Hocker

Navy Yard Corporate Center

1200 Intrepid Ave., Suite 400

Philadelphia, Pennsylvania 19112

(Name and address of agent for service)

With copies to:

Lisa L.B. Matson, Esq.

Navy Yard Corporate Center

1200 Intrepid Ave., Suite 400

Philadelphia, Pennsylvania 19112

Michael P. O’Hare, Esq.

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, Pennsylvania 19103

(215) 302-1500

Registrant’s telephone number, including area code

Date of fiscal year end: June 30, 2017

Date of reporting period: June 30, 2017

Item 1. Reports to Stockholders.

ANNUAL REPORT

JUNE 30, 2017

PENN CAPITAL SMALL/MID CAP EQUITY FUND

PENN CAPITAL SMALL CAP EQUITY FUND

PENN CAPITAL OPPORTUNISTIC HIGH YIELD FUND

PENN CAPITAL SENIOR FLOATING RATE INCOME FUND

PENN CAPITAL FUNDS TRUST

PRESIDENT’S LETTER TO SHAREHOLDERS (UNAUDITED)

Dear Penn Capital Funds Shareholder:

As we approach the two-year anniversary of launching our mutual fund trust, I would like to thank our shareholders for entrusting their investments with our firm. Penn Capital’s unique investment philosophy integrates both credit and equity research into one dynamic investment process. Our comprehensive approach has generated strong investment returns across Penn Capital’s strategies. Our investment team of capital structure specialists seeks to identify the key catalysts that unlock unrealized value in the companies in which we invest. Finding these inefficiencies in the market has never been more challenging, but we remain committed to the pursuit of superior investment returns.

The current Penn Capital fund line-up embodies our philosophy, and our research-driven process. We are proud of the newest addition to our fund family which we launched in July 2017. The Penn Capital Defensive Short Duration High Income Fund (the “Short Duration Fund”) primarily invests in fixed income securities and senior floating rate loans that are rated below investment grade. The Short Duration Fund’s investments will typically consist of US dollar denominated high yield corporate bonds and notes with shorter durations. The Short Duration Fund will normally target a dollar-weighted average maturity of three years or less to emphasize a more defensive overall portfolio positioning. The Short Duration Fund will also be managed by Peter R. Duffy, CFA, (Senior Portfolio Manager, Partner, and chair of the Credit Strategy Committee) who serves as the Portfolio Manager for Penn Capital’s Defensive High Yield and Short Duration investment strategies.

This is an exciting time for our firm as we continue to focus our efforts on behalf of our shareholders. Penn Capital’s integrated equity and high yield philosophy is focused on longer-term opportunity.

Below is a review of the markets and our funds. Once again, I would like to thank you for investing with us.

Overview

The US economy appears poised to lead the world out of the “lower for longer” paradigm that, in our view, has dominated the last few years. We expect that nominal GDP growth due to a combination of higher growth rates and rising inflation should benefit cyclical sectors where our strategies tend to overweight their respective benchmarks. We believe smaller, domestically focused companies should outperform global large caps, which could be burdened by evolving trade policies. We expect a moderation of spreads to continue in 2017 as the US economy absorbs measured Federal Reserve (the “Fed”) rate increases. With solid recovery in both the employment and housing fronts, we believe the US economy will accelerate from last year’s moderate growth. We continue to be overweight the Consumer Discretionary sector. We believe the US consumer stands to benefit from these trends. In Equities, we continue to underweight the Funds’ benchmarks in the defensive-oriented sector of the market that generally offer low earnings growth with high dividend payouts such as Utilities, Staples, and Real Estate. Companies in these sectors are more influenced by rising interest rates that increase their cost of capital without offsetting growth in their earnings power.

Economic numbers continued to impress with the Fed uneventfully raising interest rates. The volatility of Healthcare was ultimately reversed in the first half of 2017 by attempts to restructure the Affordable Care Act. Despite a volatile, but unchanged, second quarter for US Treasury rates, we continue to stress the importance of asset allocation in a potentially higher growth and rate environment. The 2016 Presidential Election raised expectations for fiscal policies with a focus on higher domestic growth rates. As a manager of both below investment grade debt and smaller (micro, small and small to mid) cap equities, we believe our funds could benefit in an environment of expanding GDP growth and government spending. Typically, these high yield and smaller cap equity asset classes are more influenced by economic growth than by rising interest rates.

Spreads have compressed modestly so far, this year, and we are still looking for coupon-like bond market returns in 2017. In a low-rate world, we believe mid-single digit returns with relatively less duration risk still represent attractive value relative to most other fixed income asset classes due to a defensive nature. To the extent that long-term interest rates rise in a growing economy, we believe larger-cap dividend paying equities and longer duration fixed income asset classes, including investment-grade corporates, may underperform. We continue to favor the senior floating rate (bank loan) asset class, especially for more conservative investors. Although bank loan returns have generally lagged bonds, we believe bank loans provide an effective complement to bonds, particularly given their seniority and floating rate nature.

The following paragraphs provide more detailed information as to the performance of our funds versus their respective benchmarks, as well as the performance of selected holdings.

PENN CAPITAL FUNDS TRUST

 PRESIDENT’S LETTER TO SHAREHOLDERS (UNAUDITED)

Penn Capital Small/Mid Cap Equity Fund

For the one-year period ending June 30, 2017 the Penn Capital Small/Mid Cap Equity Fund (the “Small/Mid Cap Fund”) generated a 21.55% return versus 19.84% for its benchmark, the Russell 2500™ Index. At the sector level, the Consumer Discretionary, Real Estate and Industrials sectors contributed positively to performance driven by favorable bottom-up stock selection. Home prices appreciated, spurring new home construction and remodeling investments from homeowners and benefitting building products companies Floor & Décor and TopBuild. As interest rates rose, Real Estate stocks broadly underperformed, including the Small/Mid Cap Fund’s investment in both GEO Group, which benefits from growing Federal corrections contracts, and Felcor Lodging REIT, which was acquired by a competitor. In Industrials, XPO Logistics successfully integrated the Con-Way acquisition and we believe it is well positioned to grow home deliveries from e-commerce merchandisers.

The Information Technology, Energy, and Healthcare sectors hindered relative performance. In Technology, Xperi Corporation realized a slowdown in licensing their patent technology to semiconductor makers. Despite an Organization of the Petroleum Exporting Countries (“OPEC”) production cut, Energy stocks significantly lagged the market during the year and the Small/Mid Cap Fund’s relative overweight to the benchmark index in the Energy sector weighed on performance. Within Pharmaceuticals, Impax Labs and Depomed experienced drug price erosion as large drug distributors extracted price concessions and managed their wholesale inventories.

Penn Capital Small Cap Equity Fund

For the one-year period ending June 30, 2017 the Penn Capital Small Cap Equity Fund (the “Small Cap Fund”) generated a 21.52% return versus 24.60% for its benchmark, the Russell 2000®Index. Consumer Discretionary, Real Estate and Industrials were the top performing sectors, while Healthcare, Information Technology and Energy were the largest detractors to performance. Our sizeable position in Energy negatively impacted performance by the greatest margin, while our stock selection contributed to underperformance in both Technology and Healthcare. Strong stock selection was the sole driver of outperformance in Consumer Discretionary and Real Estate, while our allocation to Real Estate drove most outperformance in that sector over the last twelve months.

Notable outperformers included Akorn (acquired by Fresenius) and Scientific Games which continues to execute on a transformational deleveraging plan while posting strong results in its gaming and interactive platforms; Harsco has outperformed due to improving customer steel production and solid order rates while Hunstman has benefited from higher titanium dioxide pricing, corporate restructuring, and the merger with a European chemical producer. Conversely many of the significant underperformers were oil-levered energy companies, including Oasis Petroleum, Fairmount Santrol Holdings, Noble Corporation and WPX Energy. Energy has been the worst performing sector over the last twelve months in the Russell 2000®Index. Despite the euphoria following the OPEC meeting in November of 2016 and the unprecedented production cuts that were announced, crude oil prices have been lackluster through most of 2017, largely impacted by stubbornly high inventories in both crude oil and related products such as motor gasoline. Forecasts called for larger inventory draws earlier in the year due primarily to global production cuts coming from OPEC as well as muted production in the U.S. However, production from the U.S. exceeded all estimates, and inventory draws materialized later than expected, which in turn dampened the prospects for significantly higher oil prices over the near term. Sentiment is historically low, which typically marks the trough. We continue to believe oil prices are unsustainably low for the longer term and we are tactically looking for opportunities which are attractive in the long term, despite the current optics in the Energy space.

The credit markets are meaningfully healthier in our view, compared to the beginning of 2016, especially within High Yield Energy, as many companies have taken aggressive steps to fortify their balance sheets by reducing leverage, extending maturities and amending terms with lenders. Spreads, while somewhat elevated relative to earlier in the year, remain relatively subdued, and the general market mechanisms via the issuance market, continue to support continued health. The new paradigm that has been entrenched in market participants is “lower for longer” and while that has held true since the downturn, exploratory work and capital expenditures continue to remain at very depressed levels. We believe this will lead to gradually higher prices in the coming years and in turn, will be supportive of Energy equities.

Penn Capital Opportunistic High Yield Fund

For the one-year period ending June 30, 2017, the Penn Capital Opportunistic High Yield Fund (the “High Yield Fund”) generated a 13.36% return versus 12.74% for its benchmark, the BofA Merrill Lynch US High Yield Constrained Index. Overall credit quality in the market continued to improve, which allowed extensions of maturities and better spreads. Over the last twelve

PENN CAPITAL FUNDS TRUST

 PRESIDENT’S LETTER TO SHAREHOLDERS (UNAUDITED)

months, the Media and Telecommunication sectors were the largest contributors to the High Yield Fund’s performance as several large portfolio holdings benefitted from improving operating fundamentals and a focus on debt reduction. The High Yield Fund also benefitted from strong security selection within Healthcare, specifically hospitals. An investment in Intelsat, a telecom satellite company, contributed the greatest share of positive attribution for the year. The company benefitted from a strategic takeover attempt by a well-capitalized strategic investor. Although the deal was ultimately withdrawn after negotiations with creditors broke down, we believe the deal would be a strong strategic move, would improve Intelsat’s balance sheet, and has a high likelihood of being revived. The High Yield Fund remains overweight its benchmark index in Intelsat (as of period end) as we see continued fundamental improvement in deleveraging of companies. Within the Media space, an investment in iHeart Communications benefitted from an attempted exchange offer.

Commodity industries continued their strong contribution to asset class returns for the period, however the High Yield Fund’s relative underweight to the index in Metals and Mining resulted in the greatest loss of relative performance versus the market. Poor bottom-up security selection within Commodities detracted from performance as well. An investment in Peabody Energy Corp, a coal producer that restructured via bankruptcy, was the largest detractor to the High Yield Fund’s performance. We exited the reorganized equity position early in the year to redeploy into higher yielding opportunities available outside the Commodity space.

Penn Capital Senior Floating Rate Income Fund

For the one-year period ending June 30, 2017, the Penn Capital Senior Floating Rate Income Fund (the “Floating Rate Income Fund”) generated a 5.66% return versus 6.21% for its benchmark, the Credit Suisse Institutional Leveraged Loan Index. Over the past year, the Floating Rate Income Fund has maintained a conservative bias. Resisting industry trends, the Floating Rate Income Fund’s investment strategy avoids investment in CCC loans, as well as Second Lien loans due to the higher levels of risk associated with these types of loans. This strategy seeks to minimize volatility and is in line with the Floating Rate Income Fund’s investment objective of seeking to provide current income. Thus, the Floating Rate Income Fund slightly underperformed the Credit Suisse Institutional Leveraged Loan Index because the index’s performance was driven by a “risk-on” lower investment-quality rally. Sectors that contributed to performance include Healthcare and Technology while the main detractor was Retail. Top single name contributors to performance were Premiere Global and Russell Investments while detractors were Mallinckrodt and Petco. We continue to be very selective in credit selection given that we believe we are in the mid-latter stages of the current credit cycle and are most focused on risk-adjusted returns over absolute returns.

Looking Forward

In this report, you will find Fund performance data and financial information. Please keep in mind that all securities markets, as well as mutual fund prices, fluctuate in value. If you would like more frequent updates, http://www.penncapitalfunds.com provides daily NAV, monthly performance figures, portfolio holdings, and other valuable information. In addition, we encourage you to visit penncapitalfunds.com, through which you may access your account, buy and sell shares, and find other helpful tools.

At Penn Capital Funds, we believe that active management continues to serve as a critical element of investing in high debt yield securities and equity securities of smaller companies. Although challenges remain, and markets may continue to be uneven, we are confident that investors with a well-diversified portfolio and a patient, long-term outlook should be well positioned for the years ahead.

We thank you for investing with us and look forward to continuing to serve your investment needs.

Sincerely,

Richard A. Hocker
Chairman & President
PENN Capital Funds Trust

PENN CAPITAL FUNDS TRUST

 PRESIDENT’S LETTER TO SHAREHOLDERS (UNAUDITED)

This letter reflects Penn Capital’s analysis and opinions as of the most recent fiscal year-end. The information is not a complete analysis of any market, country, industry, security, or fund and should not be considered as a recommendation to buy, sell or hold any specific security or securities.

All investments involve risk, including possible loss of principal. Investments made in small and mid-capitalization companies may be more volatile and less liquid due to limited resources or product lines and more sensitive to economic factors. Investments in ETFs are subject to the same risks as the underlying securities in which the ETF invests as well as entails higher expenses than if invested into the underlying ETF directly. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Investments in foreign securities and ADRs involve certain risks such as currency volatility, political and social instability and reduced market liquidity. As interest rates rise the value of bond prices will decline. Credit risk refers to the loss in the value of a security based on a default in the payment of principle and/or interest of the security, or the perception of the market of such default. High-yield bonds have a higher risk of default or other adverse credit events, but have the potential to pay higher earnings over investment grade bonds. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Bank loans in which the Fund may invest have similar risks to below investment grade fixed income securities. In the event of the insolvency of an agent bank, a loan could be subject to settlement risk as well as the risk of interruptions in the administrative duties performed in the day to day administration of the loan.

Index Definitions

The BofA Merrill Lynch US High Yield Constrained Index contains all securities in The BofA Merrill Lynch US High Yield Index but caps issuer exposure at 2%.

The Credit Suisse Institutional Leveraged Loan Index is a sub-index of the Credit Suisse Leveraged Loan Index. The Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the $US-denominated leveraged loan market. The Credit Suisse Institutional Leveraged Loan Index is designed to more closely reflect the investment criteria of institutional investors by sampling a lower volatility component of the market.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 Index is constructed to provide a comprehensive and unbiased small-cap opportunity barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

The Russell 2500™ Index is composed of the bottom 500 stocks in the Russell 1000® Index and all the stocks in the Russell 2000® Index. The Russell 2500™ Index return reflect adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

PENN CAPITAL SMALL/MID CAP EQUITY FUND

MANAGER’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

This chart assumes an initial gross investment of $10,000 made on December 1, 2015, inception of the Institutional Class shares. Returns shown in the chart and table include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees, transaction costs or expenses. It is not possible to invest directly in an index. No information is provided for Investor Class shares because shares of that class had not yet been issued as of June 30, 2017.

Average Annual Total Returns for the Year Ended June 30, 2017	One Year	Since Inception(1)
Penn Capital Small/Mid Cap Equity Fund Institutional Class Shares	21.55%	10.60%
Russell 2500TM Index	19.84%	11.93	%(2)

(1)	Inception date is 12/1/15.

(2)	The return shown for the Russell 2500TM Index is from the inception date of the Institutional Class shares.

PENN CAPITAL SMALL CAP EQUITY FUND

MANAGER’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

This chart assumes an initial gross investment of $10,000 made on December 18, 2015, inception of the Institutional Class shares. Returns shown in the chart and table include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees, transaction costs or expenses. It is not possible to invest directly in an index. No information is provided for Investor Class shares because shares of that class had not yet been issued as of June 30, 2017.

Average Annual Total Returns for the Year Ended June 30, 2017	One Year	Since Inception(1)
Penn Capital Small Cap Equity Fund Institutional Class Shares	21.52%	15.87%
Russell 2000® Index	24.60%	17.15	%(2)

(1)	Inception date is 12/18/15.

(2)	The return shown for the Russell 2000® Index is from the inception date of the Institutional Class shares.

PENN CAPITAL OPPORTUNISTIC HIGH YIELD FUND

MANAGER’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

This chart assumes an initial gross investment of $10,000 made on December 1, 2015, inception of the Institutional Class shares. Returns shown in the chart and table include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees, transaction costs or expenses. It is not possible to invest directly in an index. No information is provided for Investor Class shares because shares of that class had not yet been issued as of June 30, 2017.

Average Annual Total Returns for the Year Ended June 30, 2017	One Year	Since Inception(1)
Penn Capital Opportunistic High Yield Fund Institutional Class Shares	13.36%	10.05%
BofA Merrill Lynch US High Yield Constrained Index	12.74%	12.27	%(2)

(1)	Inception date is 12/1/15.

(2)	The return shown for the BofA Merrill Lynch US High Yield Constrained Index is from the inception date of the Institutional Class shares.

PENN CAPITAL SENIOR FLOATING RATE INCOME FUND

MANAGER’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

This chart assumes an initial gross investment of $10,000 made on December 1, 2015, inception of the Institutional Class shares. Returns shown in the chart and table include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees, transaction costs or expenses. It is not possible to invest directly in an index. No information is provided for Investor Class shares because shares of that class had not yet been issued as of June 30, 2017.

Average Annual Total Returns for the Year Ended June 30, 2017	One Year	Since Inception(1)
Penn Capital Senior Floating Rate Income Fund Institutional Class Shares	5.66%	4.83%
Credit Suisse Institutional Leveraged Loan Index	6.21%	5.78	%(2)

(1)	Inception date is 12/1/15.

(2)	The return shown for the Credit Suisse Institutional Leveraged Loan Index is from the inception date of the Institutional Class shares.

PENN CAPITAL FUNDS TRUST
DISCLOSURE OF FUND EXPENSES (UNAUDITED)
FOR THE SIX MONTH PERIOD FROM JANUARY 1, 2017 TO JUNE 30, 2017

Cost in Dollars of a $1,000 Investment in Penn Capital Small/Mid Cap Equity Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2017 to June 30, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees on sales (as applicable) and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2017 to June 30, 2017.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Actual		Hypothetical
Share Class[1]	Beginning Account Value 1/1/17	Ending Account Value (Based on Actual Returns and Expenses) 6/30/17	Expenses Paid During Period[2]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/17	Expenses Paid During Period[2]
Institutional Class Shares	$1,000.00	$1,057.70	$5.41	$1,019.54	$5.31

1.	No information is provided for Investor Class shares because shares of that class had not yet been issued as of June 30, 2017.

2.	Expenses are equal to the Fund’s annualized expense ratio, net of waivers (1.06% for the Institutional Class), multiplied by the average account value over the period, divided by 365 and multiplied by 181 for the Institutional Class (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

PENN CAPITAL FUNDS TRUST
DISCLOSURE OF FUND EXPENSES (UNAUDITED)
FOR THE SIX MONTH PERIOD FROM JANUARY 1, 2017 TO JUNE 30, 2017

Cost in Dollars of a $1,000 Investment in Penn Capital Small Cap Equity Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2017 to June 30, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees on sales (as applicable) and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2017 to June 30, 2017.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Actual		Hypothetical
Share Class[1]	Beginning Account Value 1/1/17	Ending Account Value (Based on Actual Returns and Expenses) 6/30/17	Expenses Paid During Period[2]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/17	Expenses Paid During Period[2]
Institutional Class Shares	$1,000.00	$1,032.60	$5.49	$1,019.39	$5.46

1.	No information is provided for Investor Class shares because shares of that class had not yet been issued as of June 30, 2017.

2.	Expenses are equal to the Fund’s annualized expense ratio, net of waivers (1.09% for the Institutional Class), multiplied by the average account value over the period, divided by 365 and multiplied by 181 for the Institutional Class (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

PENN CAPITAL FUNDS TRUST
DISCLOSURE OF FUND EXPENSES (UNAUDITED)
FOR THE SIX MONTH PERIOD FROM JANUARY 1, 2017 TO JUNE 30, 2017

Cost in Dollars of a $1,000 Investment in Penn Capital Opportunistic High Yield Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2017 to June 30, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees on sales (as applicable) and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2017 to June 30, 2017.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Actual		Hypothetical
Share Class[1]	Beginning Account Value 1/1/17	Ending Account Value (Based on Actual Returns and Expenses) 6/30/17	Expenses Paid During Period[2]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/17	Expenses Paid During Period[2]
Institutional Class Shares	$1,000.00	$1,040.30	$3.64	$1,021.22	$3.61

1.	No information is provided for Investor Class shares because shares of that class had not yet been issued as of June 30, 2017.

2.	Expenses are equal to the Fund’s annualized expense ratio, net of waivers (0.72% for the Institutional Class), multiplied by the average account value over the period, divided by 365 and multiplied by 181 for the Institutional Class (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

PENN CAPITAL FUNDS TRUST
DISCLOSURE OF FUND EXPENSES (UNAUDITED)
FOR THE SIX MONTH PERIOD FROM JANUARY 1, 2017 TO JUNE 30, 2017

Cost in Dollars of a $1,000 Investment in Penn Capital Senior Floating Rate Income Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2017 to June 30, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees on sales (as applicable) and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2017 to June 30, 2017.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Actual		Hypothetical
Share Class[1]	Beginning Account Value 1/1/17	Ending Account Value (Based on Actual Returns and Expenses) 6/30/17	Expenses Paid During Period[2]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/17	Expenses Paid During Period[2]
Institutional Class Shares	$1,000.00	$1,016.20	$3.70	$1,021.12	$3.71

1.	No information is provided for Investor Class shares because shares of that class had not yet been issued as of June 30, 2017.

2.	Expenses are equal to the Fund’s annualized expense ratio, net of waivers (0.74% for the Institutional Class), multiplied by the average account value over the period, divided by 365 and multiplied by 181 for the Institutional Class (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

PENN CAPITAL FUNDS TRUST
PENN CAPITAL SMALL/MID CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2017

	Shares	Value
Common Stocks: 94.3%
Air Freight & Logistics: 2.2%
XPO Logistics, Inc.(a)	3,794	$245,206
Airlines: 1.0%
Spirit Airlines, Inc.(a)	2,062	106,502
Banks: 10.4%
BankUnited, Inc.	4,749	160,089
BOK Financial Corp.	2,346	197,369
Chemical Financial Corp.	3,607	174,615
PacWest Bancorp	3,520	164,384
Pinnacle Financial Partners, Inc.	1,215	76,305
Webster Financial Corp.	3,307	172,691
Western Alliance Bancorp(a)	4,055	199,506
		1,144,959
Biotechnology: 2.7%
Bioverativ, Inc.(a)	2,903	174,674
Ironwood Pharmaceuticals, Inc.(a)	6,513	122,965
		297,639
Capital Markets: 1.6%
Affiliated Managers Group, Inc.	1,030	170,836
Chemicals: 1.3%
Valvoline, Inc.	6,123	145,238
Communications Equipment: 1.1%
CommScope Holding Co., Inc.(a)	3,069	116,714
Construction Materials: 1.9%
Summit Materials, Inc.(a)	7,417	214,129
Consumer Finance: 2.0%
Sallie Mae Corp.(a)	18,998	218,477
Containers & Packaging: 1.8%
Berry Global Group, Inc.(a)	3,426	195,316
Diversified Financial Services: 3.0%
Fidelity National Financial, Inc.	3,944	176,810
Voya Financial, Inc.	4,263	157,262
		334,072
Diversified Telecommunication Services: 1.6%
8x8, Inc.(a)	11,996	174,542
Electronic Equipment, Instruments & Components: 2.0%
Mercury Systems, Inc.(a)	5,213	219,415
Energy Equipment & Services: 2.6%
Keane Group, Inc.(a)	10,887	174,192
U.S. Silica Holdings, Inc.	3,231	114,668
		288,860
Health Care Equipment & Supplies: 2.5%
NuVasive, Inc.(a)	1,566	120,457
Wright Medical Group NV(a)	5,660	155,593
		276,050
Health Care Providers & Services: 4.7%
Acadia Healthcare Co., Inc.(a)	6,597	325,760
WellCare Health Plans, Inc.(a)	1,081	194,104
		519,864
	Shares	Value
Hotels, Restaurants & Leisure: 5.6%
Boyd Gaming Corp.	4,252	$105,492
Jack In The Box, Inc.	959	94,462
La Quinta Holdings, Inc.(a)	7,656	113,079
Red Rock Resorts, Inc.	7,482	176,201
SeaWorld Entertainment, Inc.	7,555	122,920
		612,154
Household Durables: 3.9%
CalAtlantic Group, Inc.	6,386	225,745
TopBuild Corp.(a)	3,896	206,761
		432,506
Insurance: 1.8%
Arch Capital Group Ltd.(a)	2,086	194,603
Internet Software & Services: 3.7%
GoDaddy, Inc.(a)	5,601	237,594
Match Group, Inc.(a)	9,878	171,680
		409,274
IT Services: 1.2%
Blackhawk Network Holdings, Inc.(a)	3,109	135,552
Leisure Products: 1.1%
Brunswick Corp.	1,996	125,209
Life Sciences Tools & Services: 1.4%
Cambrex Corp.(a)	2,548	152,243
Machinery: 3.1%
Atkore International Group, Inc.(a)	6,212	140,080
Oshkosh Corp.	2,985	205,607
		345,687
Media: 6.2%
E. W. Scripps Co.(a)	4,417	78,667
Gray Television, Inc.(a)	11,201	153,454
Lions Gate Entertainment Corp.(a)	4,719	124,015
Live Nation Entertainment, Inc.(a)	4,510	157,174
Nexstar Broadcasting Group, Inc.	2,893	173,001
		686,311
Metals & Mining: 0.9%
Cliffs Natural Resources, Inc.(a)	13,628	94,306
Multiline Retail: 1.5%
Burlington Stores, Inc.(a)	1,851	170,274
Oil, Gas & Consumable Fuels: 5.8%
Arch Coal, Inc.	1,046	71,442
Cabot Oil & Gas Corp.	5,862	147,019
Callon Petroleum Co.(a)	13,880	147,267
Oasis Petroleum, Inc.(a)	10,182	81,965
Rice Energy, Inc.(a)	3,119	83,059
WPX Energy, Inc.(a)	11,610	112,152
		642,904
Professional Services: 2.2%
TransUnion(a)	5,564	240,977
Road & Rail: 1.4%
Genesee & Wyoming, Inc.(a)	2,255	154,219

The accompanying notes are an integral part of the financial statements.

PENN CAPITAL FUNDS TRUST

PENN CAPITAL SMALL/MID CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2017

	Shares	Value
Semiconductors & Semiconductor Equipment: 4.0%
Cavium, Inc.(a)	2,053	$127,553
Silicon Laboratories, Inc.(a)	1,897	129,660
Xperi Corp.	6,050	180,290
		437,503
Software: 2.7%
NICE Systems Ltd.	1,732	136,343
Tyler Technologies, Inc.(a)	927	162,846
		299,189
Specialty Retail: 1.2%
Floor & Decor Holdings, Inc.(a)	3,419	134,230
TravelCenters of America(a)	1	2
		134,232
Trading Companies & Distributors: 4.2%
HD Supply Holdings, Inc.(a)	3,811	116,731
United Rentals, Inc.(a)	1,783	200,962
WESCO International, Inc.(a)	2,528	144,854
		462,547
Total Common Stocks (cost $8,921,327)		10,397,509

Real Estate Investment Trusts (REITs): 4.4%
Invitation Homes, Inc.	6,376	137,913
MGM Growth Properties LLC	5,812	169,652
The GEO Group, Inc.	5,859	173,251
Total REITs (cost $414,921)		480,816

Short-Term Investments: 1.6%
Invesco Short-Term Investments Trust
Treasury Portfolio Institutional Class, 0.85%(b)	178,480	178,480
Total Short-Term Investments (cost $178,480)		178,480

Total Investments - 100.3% (cost $9,514,728)		11,056,805
Liabilities in Excess of Other Assets (0.3)%		(29,433)
Net Assets: 100.0%		$11,027,372

(a)	No distribution or dividend was made during the year ending June 30, 2017. As such, it is classified as a non-income producing security as of June 30, 2017.

(b)	Rate reported is the current yield as of June 30, 2017.
Country Exposure (as a percentage of total investments) (Unaudited)
United States	94.48%
Bermuda	1.76%
Netherlands	1.41%
Israel	1.23%
Canada	1.12%

Sector Allocation (as a percentage of total investments) (Unaudited)

The accompanying notes are an integral part of the financial statements.

PENN CAPITAL FUNDS TRUST

PENN CAPITAL SMALL CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2017

	Shares	Value
Common Stocks: 99.0%
Banks: 12.7%
Banc of California, Inc.	14,827	$318,780
Byline Bancorp, Inc.(a)	11,470	229,974
Chemical Financial Corp.	5,832	282,327
FCB Financial Holdings, Inc.(a)	5,130	244,958
Pinnacle Financial Partners, Inc.	5,009	314,565
SmartFinancial, Inc.(a)	3,715	88,714
Texas Capital Bancshares, Inc.(a)	6,360	492,264
Webster Financial Corp.	8,164	426,324
Western Alliance Bancorp(a)	7,755	381,546
		2,779,452
Biotechnology: 1.6%
Ironwood Pharmaceuticals, Inc.(a)	18,576	350,715
Building Products: 0.8%
Jeld-Wen Holding, Inc.(a)	5,236	169,961
Capital Markets: 2.2%
OM Asset Management plc	20,074	298,300
PJT Partners, Inc.	4,448	178,898
		477,198
Construction & Engineering: 0.6%
Tutor Perini Corp.(a)	4,490	129,088
Construction Materials: 1.8%
Summit Materials, Inc.(a)	13,801	398,435
Diversified Consumer Services: 1.1%
Chegg, Inc.(a)	18,858	231,765
Diversified Telecommunication Services: 1.1%
8x8, Inc.(a)	16,534	240,570
Electronic Equipment, Instruments & Components: 1.3%
Mercury Systems, Inc.(a)	6,970	293,367
Energy Equipment & Services: 4.9%
Fairmount Santrol Holdings, Inc.(a)	28,691	111,895
Keane Group, Inc.(a)	24,521	392,336
Noble Corp. plc	40,167	145,405
Superior Energy Services, Inc.(a)	21,480	224,036
U.S. Silica Holdings, Inc.	5,521	195,940
		1,069,612
Health Care Equipment & Supplies: 4.0%
ICU Medical, Inc.(a)	1,521	262,372
NuVasive, Inc.(a)	3,864	297,219
Wright Medical Group NV(a)	11,451	314,788
		874,379
Health Care Providers & Services: 3.2%
Acadia Healthcare Co., Inc.(a)	8,086	399,287
WellCare Health Plans, Inc.(a)	1,715	307,945
		707,232
	Shares	Value
Hotels, Restaurants & Leisure: 10.5%
Belmond Ltd.(a)	13,613	$181,053
Penn National Gaming, Inc.(a)	13,600	291,040
Pinnacle Entertainment, Inc.(a)	15,895	314,085
Planet Fitness, Inc.	14,430	336,796
Playa Hotels & Resorts NV(a)	11,044	131,976
Red Rock Resorts, Inc.	16,174	380,898
Scientific Games Corp.(a)	12,024	313,826
SeaWorld Entertainment, Inc.	20,876	339,653
		2,289,327
Household Durables: 1.3%
TopBuild Corp.(a)	5,386	285,835
Independent Power and Renewable Electricity Producers: 1.7%
Dynegy, Inc.(a)	44,980	371,985
Internet Software & Services: 5.3%
Gogo, Inc.(a)	17,981	207,321
Hortonworks, Inc.(a)	26,088	336,013
Mindbody, Inc.(a)	12,699	345,413
Q2 Holdings, Inc.(a)	7,359	271,915
		1,160,662
IT Services: 2.6%
Blackhawk Network Holdings, Inc.(a)	4,772	208,059
Interxion Holding NV(a)	7,947	363,814
		571,873
Life Sciences Tools & Services: 1.5%
Cambrex Corp.(a)	5,570	332,807
Machinery: 6.6%
Atkore International Group, Inc.(a)	13,612	306,951
Harsco Corp.(a)	22,995	370,219
ITT, Inc.	5,330	214,159
Milacron Holdings Corp.(a)	11,630	204,572
SPX FLOW, Inc.(a)	9,658	356,187
		1,452,088
Marine: 0.6%
Costamare, Inc.	17,034	124,519
Media: 7.8%
E. W. Scripps Co.(a)	16,939	301,683
Gray Television, Inc.(a)	33,897	464,389
MDC Partners, Inc.	13,112	129,809
Media General, Inc.(a)	1,867	3,771
Nexstar Broadcasting Group, Inc.	6,727	402,275
Sinclair Broadcast Group, Inc.	12,533	412,336
		1,714,263
Metals & Mining: 2.2%
Cliffs Natural Resources, Inc.(a)	24,615	170,336
Ferroglobe plc	26,734	319,471
		489,807

The accompanying notes are an integral part of the financial statements.

PENN CAPITAL FUNDS TRUST

PENN CAPITAL SMALL CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2017

	Shares	Value
Oil, Gas & Consumable Fuels: 3.8%
Oasis Petroleum, Inc.(a)	29,279	$235,696
Rice Energy, Inc.(a)	6,905	183,880
Sanchez Energy Corp.(a)	18,955	136,097
WPX Energy, Inc.(a)	27,812	268,664
		824,337
Pharmaceuticals: 1.3%
Pacira Pharmaceuticals, Inc.(a)	6,017	287,011
Road & Rail: 1.2%
Genesee & Wyoming, Inc.(a)	3,701	253,111
Semiconductors & Semiconductor Equipment: 5.7%
Cavium, Inc.(a)	4,022	249,887
Semtech Corp.(a)	11,256	402,402
Versum Materials, Inc.	5,510	179,075
Xperi Corp.	13,543	403,581
		1,234,945
Software: 5.0%
Callidus Software, Inc.(a)	4,725	114,345
Ellie Mae, Inc.(a)	1,841	202,344
Model N, Inc.(a)	12,020	159,866
NICE Systems Ltd.	3,978	313,148
Tyler Technologies, Inc.(a)	1,767	310,409
		1,100,112
Specialty Retail: 1.4%
Five Below, Inc.(a)	6,260	309,056
Textiles, Apparel & Luxury Goods: 1.1%
G-III Apparel Group Ltd.(a)	9,406	234,680
Thrifts & Mortgage Finance: 1.5%
WSFS Financial Corp.	7,076	320,897
Trading Companies & Distributors: 2.6%
Beacon Roofing Supply, Inc.(a)	6,428	314,972
DXP Enterprises, Inc.(a)	7,313	252,298
		567,270
Total Common Stocks (cost $20,664,876)		21,646,359

Short-Term Investments: 1.9%
Invesco Short-Term Investments Trust
Treasury Portfolio Institutional Class, 0.85%(b)	424,677	424,677
Total Short-Term Investments (cost $424,677)		424,677
Total Investments - 100.9% (cost $21,089,553)		22,071,036
Liabilities in Excess of Other Assets (0.9)%		(203,942)
Net Assets: 100.0%		$21,867,094

(a)	No distribution or dividend was made during the period ending June 30, 2017. As such, it is classified as a non-income producing security as of June 30, 2017.

(b)	Rate reported is the current yield as of June 30, 2017.
Country Exposure (as a percentage of total investments) (Unaudited)
United States	89.48%
Netherlands	3.67%
United Kingdom	3.46%
Israel	1.42%
Bermuda	0.82%
Canada	0.59%
Marshall Islands	0.56%

Sector Allocation (as a percentage of total investments) (Unaudited)

The accompanying notes are an integral part of the financial statements.

PENN CAPITAL FUNDS TRUST

PENN CAPITAL OPPORTUNISTIC HIGH YIELD FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2017

	Principal	Value
Corporate Bonds: 94.1%
Aerospace: 0.8%
Bombardier, Inc., 8.750%, 12/1/21(a)	30,000	$33,300
Bombardier, Inc., 6.125%, 1/15/23(a)	35,000	35,087
		68,387
Agriculture: 0.5%
Simmons Foods, Inc., 7.875%, 10/1/21(a)	45,000	47,813
Airline Companies: 2.6%
Air Canada, 7.750%, 4/15/21(a)	50,000	57,250
American Airlines Group, Inc., 4.625%, 3/1/20(a)	30,000	31,028
VistaJet Malta Finance plc, 7.750%, 6/1/20(a)(d)	200,000	140,000
		228,278
Automotive: 1.1%
Navistar International Corp., 8.250%, 11/1/21	100,000	101,000

Banking: 1.8%
Ally Financial, Inc., 8.000%, 11/1/31	25,000	30,625
Ally Financial, Inc., 5.750%, 11/20/25	70,000	73,675
Ally Financial, Inc., 5.125%, 9/30/24	50,000	52,746
		157,046
Beverage: 0.5%
Cott Beverages, Inc., 5.375%, 7/1/22	45,000	46,631
Building & Construction: 0.7%
Ashton Woods LLC, 6.875%, 2/15/21(a)	40,000	40,800
Beazer Homes USA, Inc., 8.750%, 3/15/22	20,000	22,300
		63,100
Building Materials: 1.4%
Griffon Corp., 5.250%, 3/1/22	55,000	56,031
US Concrete, Inc., 6.375%, 6/1/24(a)	20,000	21,100
US Concrete, Inc., 6.375%, 6/1/24	40,000	42,200
		119,331
Chemical Companies: 1.3%
Olin Corp., 5.125%, 9/15/27	15,000	15,450
Platform Specialty Products, 6.500%, 2/1/22(a)	45,000	46,462
Tronox Finance LLC, 6.375%, 8/15/20	25,000	25,063
Tronox Finance LLC, 7.500%, 3/15/22(a)	25,000	25,750
		112,725
Computer Hardware: 5.2%
Dell, Inc., 7.125%, 6/15/24(a)	10,000	10,993
Dell, Inc., 8.100%, 7/15/36(a)	110,000	138,387
Micron Technology, Inc., 5.250%, 8/1/23(a)	45,000	46,733
Micron Technology, Inc., 5.875%, 2/15/22	15,000	15,694
Qorvo, Inc., 6.750%, 12/1/23	40,000	43,900
Seagate HDD Cayman, 4.875%, 6/1/27	25,000	24,969
Seagate HDD Cayman, 5.750%, 12/1/34	50,000	50,120
Western Digital Corp., 10.500%, 4/1/24	105,000	123,866
		454,662

	Principal	Value
Consumer/Commercial/Lease Financing: 1.9%
Aircastle Ltd., 7.625%, 4/15/20	25,000	$28,250
International Lease Financial Corp., 8.625%, 1/15/22	35,000	43,094
Navient Corp., 6.625%, 7/26/21	10,000	10,762
Navient Corp., 5.875%, 10/25/24	45,000	45,801
Oppenheimer Holdings, Inc., 6.750%, 7/1/22(a)	40,000	40,200
		168,107
Diversified Capital Goods: 0.6%
Anixter International, Inc., 5.125%, 10/1/21	50,000	53,250
Electric - Generation: 3.8%
Calpine Corp., 5.375%, 1/15/23	65,000	63,375
Dynegy, Inc., 7.375%, 11/1/22	70,000	69,125
Dynegy, Inc., 6.750%, 11/1/19	45,000	46,407
NRG Energy, Inc., 6.625%, 1/15/27	25,000	25,031
NRG Energy, Inc., 7.250%, 5/15/26	20,000	20,700
NRG Energy, Inc., 6.625%, 3/15/23	110,000	113,025
		337,663
Energy - Exploration & Production: 5.5%
Antero Resources Corp., 5.125%, 12/1/22	30,000	30,065
Approach Resources, Inc., 7.000%, 6/15/21(d)	40,000	34,200
Bill Barrett Corp., 7.000%, 10/15/22	65,000	54,925
Bonanza Creek Energy, Inc., 5.750%, 2/1/23	85,000	0
Carrizo Oil & Gas, Inc., 8.250%, 7/15/25	25,000	25,437
Comstock Resources, Inc., 10.000% (12.250% if PIK), 3/15/20(f)	80,000	79,800
Continental Resources, Inc., 5.000%, 9/15/22	20,000	19,625
Gulfport Energy Corp., 6.625%, 5/1/23	15,000	15,037
Jones Energy Holdings LLC, 6.750%, 4/1/22	75,000	52,875
PetroQuest Energy, Inc., 10.000%, 2/15/21(d)	56,897	40,824
Resolute Energy Corp., 8.500%, 5/1/20	45,000	44,775
Sanchez Energy Corp., 6.125%, 1/15/23	50,000	40,000
Unit Corp., 6.625%, 5/15/21	45,000	43,088
		480,651
Entertainment: 0.3%
Viking Cruises Ltd., 8.500%, 10/15/22(a)	25,000	26,250
Food - Wholesale: 1.3%
JBS USA, Inc., 5.750%, 6/15/25(a)	35,000	32,900
JBS USA, Inc., 5.875%, 7/15/24(a)	65,000	60,937
JBS USA, Inc., 8.250%, 2/1/20(a)	20,000	20,000
		113,837
Gaming: 3.0%
Caesars Entertainment Resort Properties LLC, 11.000%, 10/1/21	35,000	37,450
Chester Downs & Marina LLC, 9.250%, 2/1/20(a)	25,000	25,750
Gateway Casinos & Entertainment Ltd., 8.250%, 3/1/24(a)(d)	40,000	41,600

The accompanying notes are an integral part of the financial statements.

PENN CAPITAL FUNDS TRUST

PENN CAPITAL OPPORTUNISTIC HIGH YIELD FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2017

	Principal	Value
MGM Growth Properties Operating Partnership, L.P., 5.625%, 5/1/24	40,000	$43,600
MGM Resorts International, 7.750%, 3/15/22	55,000	64,556
MGM Resorts International, 4.625%, 9/1/26	45,000	45,450
		258,406
Gas Distribution: 6.9%
Blue Racer Midstream, 6.125%, 11/15/22(a)	45,000	45,337
DCP Midstream LLC, 5.850%, 5/21/43(a)	90,000	83,250
DCP Midstream Partners, L.P., 3.875%, 3/15/23(d)	35,000	33,775
DCP Midstream Partners, L.P., 4.950%, 4/1/22	33,000	33,495
NGL Energy Partners, L.P., 5.125%, 7/15/19	25,000	24,813
NGL Energy Partners, L.P., 6.875%, 10/15/21	20,000	19,850
NGPL PipeCo LLC, 7.768%, 12/15/37(a)	45,000	53,550
Rockies Express Pipeline, 6.875%, 4/15/40(a)(d)	45,000	49,050
Rockies Express Pipeline, 5.625%, 4/15/20(a)	25,000	26,563
Sabine Pass Liquefaction LLC, 5.000%, 3/15/27	30,000	31,937
Sabine Pass Liquefaction LLC, 5.625%, 3/1/25	110,000	121,461
Sunoco, L.P., 6.375%, 4/1/23	45,000	47,547
Targa Resources Partners, L.P., 5.250%, 5/1/23	30,000	30,750
		601,378
Health Services: 3.4%
Acadia Healthcare Company, Inc., 6.125%, 3/15/21	35,000	36,094
AmSurg Corp., 5.625%, 7/15/22	30,000	31,087
Centene Corp., 6.125%, 2/15/24	30,000	32,435
HealthSouth Corp., 5.750%, 9/15/25	30,000	31,575
One Call Care Management, 8.875%, 12/15/21(a)	90,000	81,450
Select Medical Corp., 6.375%, 6/1/21	85,000	87,338
		299,979
Hospitals: 2.7%
Community Health Systems, Inc., 7.125%, 7/15/20	75,000	73,031
HCA Holdings, Inc., 7.500%, 2/15/22	25,000	28,781
HCA Holdings, Inc., 5.250%, 6/15/26	15,000	16,177
HCA Holdings, Inc., 5.375%, 2/1/25	65,000	68,562
Tenet Healthcare Corp., 8.125%, 4/1/22	45,000	47,813
		234,364
Hotels: 0.7%
FelCor Lodging Partnership Ltd., 5.625%, 3/1/23	60,000	62,250
Household & Leisure Products/Durables: 0.5%
Tempur Sealy International, Inc., 5.500%, 6/15/26	45,000	45,731

	Principal	Value
Investments & Miscellaneous Financial Services: 3.1%
First Data Corp., 5.750%, 1/15/24(a)	50,000	$51,938
First Data Corp., 5.000%, 1/15/24(a)	30,000	30,853
First Data Corp., 7.000%, 12/1/23(a)	75,000	80,062
Icahn Enterprises, L.P., 6.750%, 2/1/24	25,000	26,065
Icahn Enterprises, L.P., 5.875%, 2/1/22	45,000	46,069
Virtu Financial, 6.750%, 6/15/22(a)	35,000	36,064
		271,051
Machinery Companies: 0.6%
Zekelman Industries, Inc., 9.875%, 6/15/23(a)	50,000	56,188
Media - Broadcast: 5.3%
Gray Television, Inc., 5.875%, 7/15/26(a)	25,000	25,500
Gray Television, Inc., 5.125%, 10/15/24(a)	25,000	25,250
iHeartCommunications, Inc., 11.250%, 3/1/21(a)	65,000	48,750
iHeartCommunications, Inc., 9.000%, 12/15/19	60,000	47,100
Salem Media Group, Inc., 6.750%, 6/1/24(a)	45,000	46,012
Sinclair Broadcast Group, Inc., 5.625%, 8/1/24(a)	65,000	66,706
Townsquare Media, Inc., 6.500%, 4/1/23(a)	25,000	25,188
Urban One, Inc., 9.250%, 2/15/20(a)(d)	140,000	134,400
Urban One, Inc., 7.375%, 4/15/22(a)	45,000	46,575
		465,481
Media - Cable: 3.4%
Cablevision Systems Corp., 5.875%, 9/15/22	90,000	94,613
CSC Holdings, Inc., 6.750%, 11/15/21	45,000	49,837
CSC Holdings, Inc., 5.250%, 6/1/24	15,000	15,301
Dish Network Corp., 7.750%, 7/1/26	20,000	23,700
Dish Network Corp., 6.750%, 6/1/21	40,000	44,400
Midcontinent Communications, 6.250%, 8/1/21(a)	65,000	67,145
		294,996
Media - Services: 1.5%
Clear Channel Worldwide Holdings, Inc., 7.625%, 3/15/20	50,000	49,350
Lamar Media Corp., 5.750%, 2/1/26	10,000	10,775
MDC Partners, Inc., 6.500%, 5/1/24(a)	70,000	69,825
		129,950
Metals/Mining Excluding Steel: 4.5%
Aleris International, Inc., 7.875%, 11/1/20	45,000	42,412
Alliance Resource Operating Partners, L.P., 7.500%, 5/1/25(a)	40,000	42,050
Cloud Peak Energy Resources LLC, 12.000%, 11/1/21.	40,000	41,200
FMG Resources, 9.750%, 3/1/22(a)	50,000	56,937
Freeport-McMoRan, Inc., 6.125%, 6/15/19	20,000	20,250
Freeport-McMoRan, Inc., 5.450%, 3/15/43	25,000	21,558
Peabody Energy Corp., 6.375%, 3/31/25(a)(c)	45,000	44,325
Peabody Energy Corp., 10.000%, 3/15/22(e)	95,000	0

The accompanying notes are an integral part of the financial statements.

PENN CAPITAL FUNDS TRUST

PENN CAPITAL OPPORTUNISTIC HIGH YIELD FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2017

	Principal	Value
SunCoke Energy Partners, L.P., 7.500%, 6/15/25(a)	45,000	$44,438
Teck Resources Ltd., 5.200%, 3/1/42	25,000	23,250
Teck Resources Ltd., 3.750%, 2/1/23	35,000	34,081
Teck Resources Ltd., 6.250%, 7/15/41	25,000	25,938
		396,439
Multi-Line Insurance: 0.4%
Hub International Ltd., 7.875%, 10/1/21(a)	35,000	36,488
Non-Food & Drug Retailers: 1.4%
JC Penney, Inc., 8.125%, 10/1/19	22,000	24,035
Men’s Wearhouse, 7.000%, 7/1/22	25,000	21,875
PetSmart, Inc., 5.875%, 6/1/25(a)	25,000	24,094
PetSmart, Inc., 7.125%, 3/15/23(a)	55,000	48,950
		118,954
Oil Field Equipment & Services: 2.7%
Access Midstream Partners, L.P., 4.875%, 3/15/24	25,000	26,198
CSI Compressco, L.P., 7.250%, 8/15/22	45,000	41,400
Ensco plc, 5.200%, 3/15/25	30,000	24,375
Noble Holding International Ltd., 7.750%, 1/15/24	60,000	47,359
Pioneer Energy Services Corp., 6.125%, 3/15/22(d)	60,000	47,400
SESI LLC, 7.125%, 12/15/21	15,000	14,287
Transocean, Inc., 8.125%, 12/15/21	15,000	15,900
Transocean, Inc., 6.800%, 3/15/38	30,000	21,900
		238,819
Oil Refining & Marketing: 0.5%
PBF Energy, 7.000%, 11/15/23	40,000	39,400
Pharmaceuticals & Devices: 5.1%
Endo Finance, 5.370%, 1/15/23(a)	40,000	33,400
Jaguar Holding Co., 6.375%, 8/1/23(a)	55,000	57,956
Kinetic Concepts, Inc., 12.500%, 11/1/21(a)	70,000	78,750
Mallinckrodt International Finance SA, 4.750%, 4/15/23	35,000	29,837
Mallinckrodt International Finance SA, 5.750%, 8/1/22(a)	40,000	37,600
Valeant Pharmaceuticals, Inc., 5.875%, 5/15/23(a)	65,000	55,738
Valeant Pharmaceuticals, Inc., 5.625%, 12/1/21(a)	30,000	27,075
Valeant Pharmaceuticals, Inc., 6.375%, 10/15/20(a)	90,000	87,188
Valeant Pharmaceuticals, Inc., 5.375%, 3/15/20(a)	45,000	43,369
		450,913
Printing & Publishing: 0.5%
Lee Enterprises, Inc., 9.500%, 3/15/22(a)	45,000	46,350
Railroads: 0.7%
Watco Companies, 6.375%, 4/1/23(a)	60,000	62,550
Real Estate Development & Management: 0.6%
Realogy Group, 5.250%, 12/1/21(a)	50,000	52,400

	Principal	Value
Restaurants: 0.5%
P.F. Chang’s China Bistro, 10.250%, 6/30/20(a)(d)	40,000	$40,700
Software/Services: 0.0%
Nuance Communications, Inc., 5.375%, 8/15/20	0	0
Steel Producers/Products: 0.5%
United States Steel Corp., 7.500%, 3/15/22	20,000	20,500
United States Steel Corp., 7.375%, 4/1/20	25,000	27,035
		47,535
Support - Services: 1.9%
ADT Corp., 4.875%, 7/15/32(a)	50,000	43,750
ADT Corp., 6.250%, 10/15/21	20,000	21,775
ADT Corp., 3.500%, 7/15/22	10,000	9,672
GEO Group, Inc., 5.875%, 10/15/24	20,000	20,650
Herc Rentals, Inc., 7.500%, 6/1/22(a)	31,000	32,705
Hertz Corp., 5.875%, 10/15/20	25,000	24,187
Hertz Corp., 7.625%, 6/1/22(a)	10,000	9,976
		162,715
Telecom - Integrated/Services: 8.2%
CenturyLink, Inc., 5.625%, 4/1/20	25,000	26,445
Cincinnati Bell, Inc., 7.000%, 7/15/24(a)	35,000	36,582
Cogent Communications Finance, Inc., 5.625%, 4/15/21(a)	50,000	51,375
Communications Sales & Leasing, Inc., 7.125%, 12/15/24(a)	35,000	34,749
Consolidated Communications, Inc., 6.500%, 10/1/22	50,000	49,750
Frontier Communications Corp., 8.875%, 9/15/20	20,000	21,162
Frontier Communications Corp., 10.500%, 9/15/22	25,000	23,844
Frontier Communications Corp., 8.500%, 4/15/20	40,000	42,050
Frontier Communications Corp., 9.250%, 7/1/21	45,000	44,145
Gogo, Inc., 12.500%, 7/1/22(a)	90,000	102,487
Intelsat Jackson Holdings Ltd., 7.250%, 10/15/20	50,000	47,250
Intelsat Jackson Holdings SA, 9.750%, 7/15/25(a)	15,000	14,981
Intelsat Jackson Holdings SA, 5.500%, 8/1/23	30,000	24,825
Intelsat Jackson Holdings SA, 7.250%, 4/1/19	60,000	60,015
Level 3 Financing, Inc., 5.125%, 5/1/23	25,000	25,953
WaveDivision Escrow, 8.125%, 9/1/20(a)(d)	50,000	51,790
Windstream Corp., 7.750%, 10/1/21	35,000	32,900
Windstream Corp., 7.750%, 10/15/20	30,000	30,225
		720,528

The accompanying notes are an integral part of the financial statements.

PENN CAPITAL FUNDS TRUST

PENN CAPITAL OPPORTUNISTIC HIGH YIELD FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2017

	Principal	Value
Telecom - Wireless: 3.7%
GTT Communications, Inc., 7.875%, 12/31/24(a)	35,000	$37,450
Sprint Capital Corp., 8.750%, 3/15/32	20,000	25,200
Sprint Capital Corp., 6.875%, 11/15/28	80,000	88,926
Sprint Corp., 7.125%, 6/15/24	40,000	44,500
Sprint Corp., 7.875%, 9/15/23	40,000	46,000
Sprint Corp., 7.250%, 9/15/21	50,000	55,562
Telesat Canada, 8.875%, 11/15/24(a)	25,000	28,063
		325,701
Telecommunications Equipment: 0.4%
CommScope Technologies LLC, 5.000%, 3/15/27(a)	5,000	4,987
CommScope, Inc., 5.500%, 6/15/24(a)	25,000	26,023
		31,010
Transportation Excluding Air/Rail: 2.1%
Con-Way, Inc., 7.250%, 1/15/18(d)	50,000	51,000
Deck Chassis Acquisition, Inc., 10.000%, 6/15/23(a)	30,000	33,300
Eletson Holdings, Inc., 9.625%, 1/15/22(a)(d)	65,000	53,300
OPE KAG Finance Sub, Inc., 7.875%, 7/31/23(a)	45,000	47,250
		184,850
Total Corporate Bonds (cost $7,973,832)		8,253,857

Convertible Bonds: 1.9%
Automotive: 0.3%
Navistar International Corp., 4.750%, 4/15/19	25,000	24,360
Energy - Exploration & Production: 0.2%
Comstock Resources, Inc., 7.750% (7.750% if PIK), 4/1/19(f)	30,000	23,100
Support - Services: 0.6%
Gogo, Inc., 3.750%, 3/1/20	55,000	49,878
Telecom - Integrated/Services: 0.8%
Intelsat Connect Finance SA, 12.500%, 4/1/22(a)	78,000	70,395
Total Convertible Bonds (cost $158,005)		167,733

	Shares	Value
Common Stock Options: 0.0%
Energy - Exploration & Production: 0.0%
PetroQuest Energy, Inc.(c)(d)(g)	794	1,572
Media - Cable: 0.0%
ACC Claims Holdings LLC	11,610	44
Metals/Mining Excluding Steel: 0.0%
Peabody Energy Corp.(c)(e)	26	636
Total Common Stocks (cost $526)		2,252

	Shares	Value
Convertible Preferred Stocks: 0.1%
Metals/Mining Excluding Steel: 0.1%
Peabody Energy Corp.(c)(e)	140	$6,440
Total Convertible Preferred Stocks (cost $3,500)		6,440

Preferred Stocks: 0.0%
Spanish Broadcasting Systems, Inc.(c)(d)	1	32
Total Preferred Stocks (cost $613)		32

Warrants: 0.0%
Comstock Resources, Inc.(c)	138	974
Total Warrants (cost $0)		974

Short-Term Investments: 3.2%
Invesco Short-Term Investments Trust Treasury Portfolio Institutional Class, 0.85%(b)	282,891	282,891
Total Short-Term Investments (cost $282,891)		282,891

Total Investments - 99.3% (cost $8,419,367)		8,714,179
Other Assets and Liabilities 0.7%		57,385
Net Assets: 100.0%		$8,771,564

(a)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” As of June 30, 2017, the value of these investments was $3,681,361, or 42% of total net assets.

(b)	Rate reported is the current yield as of June 30, 2017.

(c)	No distribution or dividend was made during the period ending June 30, 2017. As such, it is classified as a non-income producing security as of June 30, 2017.

(d)	Securities are deemed illiquid under procedures approved by the Board of Trustees. As of June 30, 2017, the value of these investments was $719,643 or 8.20% of total net assets.

(e)	Item identified as in default as to payment of interest.

(f)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash.

(g)	Restricted security as to resale, excluding 144A securities. As of June 30, 2017, the Fund held a restricted security with a current value of $1,572, or 0.02% of its total net assets.

The accompanying notes are an integral part of the financial statements.

PENN CAPITAL FUNDS TRUST

PENN CAPITAL OPPORTUNISTIC HIGH YIELD FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2017

Country Exposure (as a percentage of total investments) (Unaudited)
United States	87.61%
Canada	4.00%
Luxembourg	3.10%
Cayman Islands	1.84%
Malta	1.61%
Australia	0.65%
Greece	0.61%
Bermuda	0.30%
United Kingdom	0.28%

Asset Type (as a percentage of total investments) (Unaudited)

The accompanying notes are an integral part of the financial statements.

PENN CAPITAL FUNDS TRUST

PENN CAPITAL SENIOR FLOATING RATE INCOME FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2017

	Principal	Value
Bank Loans: 88.9%(a)
Airline Companies: 1.4%
American Airlines, 3.261%, 4/28/23	99,000	$98,986
United Airlines, 3.422%, 4/1/24	249,375	250,186
		349,172
Auto Parts & Equipment: 0.9%
Key Safety Systems, 5.500%, 8/29/21	235,287	235,948
Automotive: 3.0%
Capital Automotive, 4.029%, 3/25/24	250,000	251,750
Navistar International Corp., 5.090%, 8/7/20	248,111	250,748
Winnebago Industries, Inc., 5.572%, 11/8/23	236,667	239,034
		741,532
Building Materials: 1.0%
Quikrete Holdings, Inc., 4.017%, 11/15/23	248,750	248,024
Building Products: 1.0%
Atkore International, 4.150%, 12/22/23	248,750	249,372
Communications Equipment: 1.9%
GTT Communications, 6.049%, 1/9/24	248,750	249,218
Polycom, Inc., 6.250%, 9/27/23	221,646	223,862
		473,080
Computer Hardware: 1.0%
Dell Software Group, 7.226%, 10/31/22	243,612	247,144
Computers & Peripherals: 1.0%
Western Digital Corp., 3.500%, 4/29/23	246,386	247,219
Consumer - Products: 1.0%
Herbalife Corp., 6.482%, 2/15/23	245,313	247,766
Consumer/Commercial/Lease Financing: 1.0%
Avolon Holdings Ltd., 3.728%, 3/20/22	250,000	251,463
Diversified Capital Goods: 1.8%
Gardner Denver, Inc., 4.568%, 7/30/20	212,261	212,469
Harsco Corp., 6.063%, 11/2/23	248,750	252,016
		464,485
Diversified Telecommunication Services: 1.0%
Consolidated Communications, Inc., 4.000%, 10/5/23	250,000	250,562
Electric - Generation: 3.9%
Calpine Corp., 3.750%, 1/15/23	244,389	243,690
Dynegy, Inc., 4.476%, 2/7/24	249,375	248,739
Helix Gen Funding LLC, 4.960%, 6/3/24	239,500	240,784
Lightsone HoldCo LLC, 5.730%, 1/30/24	248,822	241,980
		975,193
Electric Utilities: 1.0%
Pike Corp., 4.800%, 3/8/24	249,375	252,492
Electronics: 1.0%
Micron Technology, Inc., 8.500%, 4/26/22	247,500	249,304
Entertainment: 4.0%
Formula One Group, 4.549%, 2/1/24	250,000	250,053
Intrawest Resorts, 4.452%, 9/30/24	250,000	250,313
Life Time Fitness, 4.045%, 6/10/22	246,250	246,353
SeaWorld Entertainment, Inc., 4.147%, 4/1/24	249,375	248,689
		995,408

	Principal	Value
Environmental & Waste: 0.9%
Allied Universal Holdco LLC, 4.790%, 7/27/22	232,781	$233,266
Food - Wholesale: 2.0%
JBS USA, Inc., 3.279%, 10/28/22	249,375	242,891
Post Holdings, Inc., 3.280%, 5/24/24	250,000	250,178
		493,069
Food & Drug Retailers: 1.9%
Albertsons Co., Inc., 4.293%, 12/21/22	248,130	245,199
Save-A-Lot, 7.045%, 12/5/23	248,750	244,708
		489,907
Gaming: 3.0%
Boyd Gaming Corp., 3.799%, 9/15/23	248,386	248,853
Eldorado Resorts, Inc., 3.243%, 4/17/24	249,375	247,193
Scientific Games Corp., 4.846%, 10/1/21	249,375	251,697
		747,743
Gas Utilities: 1.0%
Vistra Operations Co. LLC, 4.193%, 12/13/23	248,750	248,563
Health Care Equipment & Supplies: 1.0%
Mallinckrodt International Finance SA, 3.897%, 9/24/24	249,375	248,617
Health Care Providers & Services: 1.0%
Prospect Medical Holdings, Inc., 7.125%, 6/30/22	247,500	249,356
Health Services: 3.9%
Acadia Healthcare, 3.750%, 2/16/23	246,250	247,727
Concentra Operating Corp., 4.001%, 6/1/22	239,804	239,205
Envision Healthcare Corp., 4.000%, 11/17/23	246,266	247,251
Select Medical Corp., 4.650%, 3/6/24	249,375	251,091
		985,274
Hospitals: 1.0%
Community Health Systems, Inc., 4.299%, 1/27/21	250,000	249,452
Hotels: 1.0%
Belmond Ltd., 3.952%, 7/3/24	250,000	249,688
Investments & Miscellaneous Financial Services: 3.0%
Fortress Investment Group, 2.750%, 6/2/22	250,000	251,355
LPL Holdings, Inc., 3.728%, 3/11/24	249,375	249,844
Russell Investment Management Company, 6.795%, 6/1/23	247,500	250,903
		752,102
IT Services: 1.0%
NAB Holdings LLC, 4.702%, 6/14/24	250,000	250,207
Media - Broadcast: 6.5%
Altice US Finance I Corp., 3.283%, 7/28/25	247,505	245,030
Gray Television, Inc., 3.334%, 2/7/24	248,750	249,683
Lions Gate Entertainment Corp., 3.766%, 12/8/23	146,875	147,655
Radio One, Inc., 5.080%, 4/18/23	249,375	245,634
RCN Business, 3.781%, 2/1/24	249,375	245,605

The accompanying notes are an integral part of the financial statements.

PENN CAPITAL FUNDS TRUST

PENN CAPITAL SENIOR FLOATING RATE INCOME FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2017

	Principal	Value
Sinclair Broadcast Group, Inc., 3.030%, 1/3/24	248,750	$248,874
Univision Communications, Inc., 3.795%, 3/15/24	245,351	240,340
		1,622,821
Media - Cable: 1.0%
Virgin Media, 4.049%, 1/31/25	250,000	249,937
Media - Services: 0.4%
Match Group, Inc., 7.000%, 11/16/22	109,375	109,648
Metals & Mining: 1.0%
JMC Steel, 6.299%, 6/14/21	247,506	248,682
Metals/Mining Excluding Steel: 1.0%
Peabody Energy Corp., 5.726%, 3/31/22	249,375	248,814
Non-Food & Drug Retailers: 3.8%
G-III Apparel Group Ltd., 6.287%, 12/1/22	250,000	246,875
JC Penney, Inc., 5.304%, 6/23/23	246,835	243,365
Men’s Wearhouse, 4.528%, 6/18/21	246,192	235,268
PetSmart, Inc., 4.020%, 3/10/22	249,364	231,632
		957,140
Other Industrial & Manufacturing: 1.6%
Rexnord LLC, 3.786%, 8/21/23	210,170	210,111
XPO Logistics, Inc., 3.405%, 11/1/21	181,427	181,765
		391,876
Packaging: 0.8%
Berry Plastics Corp., 3.281%, 10/1/22	191,642	191,749
Pharmaceuticals & Devices: 3.6%
Alere, Inc., 4.250%, 6/20/22	247,475	247,918
Endo International plc, 5.313%, 4/30/24	250,000	252,188
Kinetic Concepts, Inc., 4.397%, 2/2/24	250,000	248,645
Valeant Pharmaceuticals, Inc., 5.000%, 4/1/22	146,722	148,648
		897,399
Printing & Publishing: 0.8%
Tribune Media Co., 3.781%, 1/26/24	198,573	199,020
Restaurants: 1.0%
Burger King, 3.309%, 2/16/24	248,336	247,638
Semiconductors & Semiconductor Equipment: 1.0%
Tessera Holding Corp., 4.021%, 12/1/23	248,750	250,150
Software: 1.0%
Veritas US, Inc., 5.796%, 1/27/23	263,776	264,050
Software/Services: 6.0%
Almonde, Inc., 4.736%, 6/13/24	250,000	249,907
Blucora, Inc., 4.760%, 5/22/24	240,000	241,800
First Data Corp., 3.529%, 4/26/24	250,000	249,910
MA FinanceCo. LLC, 3.964%, 4/29/24	32,245	32,285
MTS Systems Corp., 3.923%, 7/5/23	250,000	251,875
Seattle SpinCo, Inc., 4.030%, 6/21/24	217,755	218,028
Uber Technologies, Inc., 5.216%, 7/13/23	250,000	249,922
		1,493,727

	Principal	Value
Support - Services: 3.0%
ServiceMaster Clean, 3.270%, 11/8/23	248,750	$249,735
TruGreen, 6.799%, 4/13/23	247,500	249,356
Utility One Source, 6.799%, 4/18/23	250,000	253,438
		752,529
Telecom - Integrated/Services: 7.9%
CenturyLink, Inc., 1.375%, 1/31/25	250,000	247,015
Colorado Buyer, Inc., 4.170%, 5/1/24	250,000	250,312
Frontier Communications Corp., 3.030%, 3/31/21	237,342	232,744
Intelsat Jackson Holdings SA, 3.887%, 6/28/19	250,000	247,695
Numericable, 4.038%, 1/14/25	248,750	248,233
Sprint Corp., 3.799%, 2/2/24	249,375	249,323
Telenet Financing USD LLC, 4.049%, 6/30/25	250,000	250,032
Telesat Canada, 3.850%, 11/17/23	248,128	249,193
		1,974,547
Telecom - Wireless: 1.0%
FairPoint Communications, Inc., 7.500%, 2/14/19	246,144	246,196
Transportation Excluding Air/Rail: 0.9%
YRC Worldwide, Inc., 8.000%, 2/13/19	248,679	241,020
Total Bank Loans (cost $22,132,488)		22,262,351

Corporate Bonds: 9.7%
Building & Construction: 0.5%
Lennar Corp., 4.125%, 1/15/22	110,000	113,712
Chemical Companies: 0.4%
Valvoline, Inc., 5.500%, 7/15/24(b)	90,000	95,175
Chemicals: 0.4%
CF Industries, Inc., 7.125%, 5/1/20	100,000	110,500
Computer Hardware: 0.9%
Diamond 1 Finance Corp., 5.875%, 6/15/21(b)	100,000	104,750
Western Digital Corp., 10.500%, 4/1/24	100,000	117,968
		222,718
Consumer/Commercial/Lease Financing: 0.4%
Navient Corp., 8.000%, 3/25/20	100,000	111,750
Electric - Generation: 1.0%
Dynegy, Inc., 7.375%, 11/1/22	125,000	123,437
NRG Energy, Inc., 6.250%, 7/15/22	115,000	118,019
		241,456
Energy - Exploration & Production: 0.4%
Continental Resources, Inc., 5.000%, 9/15/22	100,000	98,125
Entertainment: 0.5%
NCL Corp. Ltd., 4.750%, 12/15/21(b)	125,000	129,749
Gas Distribution: 0.6%
Tallgrass Energy Partners, L.P., 5.500%, 9/15/24(b)	145,000	146,813

The accompanying notes are an integral part of the financial statements.

PENN CAPITAL FUNDS TRUST

PENN CAPITAL SENIOR FLOATING RATE INCOME FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2017

	Principal	Value
Hospitals: 1.5%
HCA Holdings, Inc., 7.500%, 2/15/22	125,000	$143,906
Tenet Healthcare Corp., 4.350%, 6/15/20	225,000	227,250
		371,156
Household & Leisure Products/Durables: 0.5%
Tempur Sealy International, Inc., 5.625%, 10/15/23	125,000	129,688
Investments & Miscellaneous Financial Services: 0.9%
Icahn Enterprises, L.P., 6.250%, 2/1/22	100,000	104,250
Virtu Financial, 6.750%, 6/15/22(b)	125,000	128,800
		233,050
Media - Cable: 0.4%
CSC Holdings, Inc., 8.625%, 2/15/19	100,000	109,593
Metals/Mining Excluding Steel: 0.3%
Peabody Energy Corp., 6.000%, 3/31/22(b)	65,000	64,512
Support - Services: 1.0%
CoreCivic, Inc., 4.125%, 4/1/20	110,000	113,025
Hertz Corp., 7.625%, 6/1/22(b)	125,000	124,700
		237,725
Total Corporate Bonds (cost $2,373,246)		2,415,722

	Shares	Value
Short-Term Investments: 7.9%
Invesco Short-Term Investments Trust Treasury Portfolio Institutional Class, 0.85%(c)	1,983,340	1,983,340
Total Short-Term Investments (cost $1,983,340)		1,983,340

Total Investments - 106.5% (cost $26,489,074)		26,661,413
Liabilities in Excess of Other Assets (6.5)%		(1,630,061)
Net Assets: 100.0%		$25,031,352

(a)	Bank Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(b)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” As of June 30, 2017, the value of these investments was $794,499, or 3.2% of total net assets.

(c)	Rate reported is the current yield as of June 30, 2017.

Country Exposure (as a percentage of total investments) (Unaudited)
United States	99.51%
Bermuda	0.49%

Asset Type (as a percentage of total investments) (Unaudited)

The accompanying notes are an integral part of the financial statements.

PENN CAPITAL FUNDS TRUST
STATEMENTS OF ASSETS AND LIABILITIES

JUNE 30, 2017

			Penn Capital	Penn Capital
	Penn Capital	Penn Capital	Opportunistic	Senior
	Small/Mid Cap	Small Cap	High Yield	Floating Rate
	Equity Fund	Equity Fund	Fund	Income Fund
Assets
Investments, at fair value(1)	$11,056,805	$22,071,036	$8,714,179	$26,661,413
Receivables:
Advisor reimbursement due	14,525	17,576	22,574	22,946
Dividends and interest	2,883	3,078	153,079	130,930
Investments sold	—	312,745	38,117	1,306,396
Fund shares sold	—	19,207	—	—
Cash	—	—	1	20
Prepaid expenses	3,690	10,936	2,745	7,677
Total assets	11,077,903	22,434,578	8,930,695	28,129,382

Liabilities
Payables:
Investments purchased	—	518,328	96,197	3,028,044
Accrued expenses:
Professional fees	26,852	26,792	36,852	35,252
Administration fees	4,700	4,692	8,058	9,560
Transfer agent fees and expenses	2,007	2,752	1,990	3,281
Trustee fees and expenses	1,699	3,197	1,402	3,697
Distribution and service fees	51	1,306	408	—
Other accrued expenses	15,222	10,417	14,224	18,196
Total liabilities	50,531	567,484	159,131	3,098,030
Net assets	$11,027,372	$21,867,094	$8,771,564	$25,031,352

Composition of Net Assets
Paid-in capital	$9,262,394	$19,748,839	$8,229,289	$24,612,916
Accumulated net investment income (loss)	0	0	49,801	79,799
Accumulated net realized gain (loss) on investments	222,901	1,136,772	197,662	166,298
Net unrealized appreciation (depreciation) on investments	1,542,077	981,483	294,812	172,339
Net assets	$11,027,372	$21,867,094	$8,771,564	$25,031,352

Institutional Class
Net assets applicable to outstanding shares	$11,027,372	$21,867,094	$8,771,564	$25,031,352
Shares of beneficial interest outstanding, no par value, unlimited authorization	940,233	1,867,070	833,458	2,451,333
Net asset value per share outstanding	$11.73	$11.71	$10.52	$10.21

Investor Class(2)
Net assets applicable to outstanding shares	$—	$—	$—	$—
Shares of beneficial interest outstanding, no par value, unlimited authorization	—	—	—	—
Net asset value per share outstanding	$—	$—	$—	$—

(1) Investment in securities at cost	$9,514,728	$21,089,553	$8,419,367	$26,489,074

(2)      No information is provided for Investor Share Class shares because shares of that Class had not yet been issued as of June 30, 2017.

The accompanying notes are an integral part of the financial statements.

PENN CAPITAL FUNDS TRUST
STATEMENTS OF OPERATIONS

JUNE 30, 2017

			Penn Capital		Penn Capital
	Penn Capital	Penn Capital	Opportunistic		Senior
	Small/Mid Cap	Small Cap	High Yield		Floating Rate
	Equity Fund	Equity Fund	Fund		Income Fund
	July 1, 2016 -	July 1, 2016 -	July 1, 2016 -		July 1, 2016 -
Investment Income (Loss)	June 30, 2017	June 30, 2017	June 30, 2017		June 30, 2017
Income
Dividends.	$78,989 *	$77,326 *	$1,763		$—
Interest	1,080	1,167	663,200	*	1,004,095
Other income	—	—	644		—
Total income	80,069	78,493	665,607		1,004,095

Expenses
Investment advisory fees	92,651	136,900	59,375		149,112
Administration and accounting	57,423	57,340	95,660		117,417
Professional fees	39,733	30,334	45,985		51,289
Registration	24,244	22,755	26,451		25,894
Transfer agent expense	21,859	25,221	19,158		27,296
Compliance fees	17,000	17,000	17,000		17,001
Custodian	8,004	11,283	8,099		10,722
Trustees	6,143	10,656	5,407		13,901
Insurance	4,090	992	2,005		7,947
Shareholder servicing fees	86	3,329	933		780
Miscellaneous	—	85	—		—
Total expenses	271,233	315,895	280,073		421,359
Expense waiver and reimbursement from Advisor	(162,111)	(158,820)	(218,116)		(261,441)
Net expenses	109,122	157,075	61,957		159,918
Net investment income (loss)	(29,053)	(78,582)	603,650		844,177

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	324,087	1,733,389	366,485		228,049
Net change in unrealized appreciation (depreciation)	1,669,969	408,497	99,903		73,586
Net realized and unrealized gain (loss) on investments	1,994,056	2,141,886	466,388		301,635
Net increase (decrease) in net assets resulting from operations	$1,965,003	$2,063,304	$1,070,038		$1,145,812
* Net of foreign taxes withheld	$134	$184	$722		$—

The accompanying notes are an integral part of the financial statements.

PENN CAPITAL FUNDS TRUST
STATEMENTS OF CHANGES IN NET ASSETS

JUNE 30, 2017

	Penn Capital		Penn Capital
	Small/Mid Cap		Small Cap
	Equity Fund		Equity Fund
		Period from		Period from
		December 1, 2015(a)		December 18, 2015(a)
	July 1, 2016 -	through	July 1, 2016 -	through
Increase (Decrease) in Net Assets	June 30, 2017	June 30, 2016	June 30, 2017	June 30, 2016
Operations
Net investment income (loss)	$(29,053)	$(29,177)	$(78,582)	$(13,547)
Net realized gain (loss) on investments	324,087	(240,806)	1,733,389	345,994
Net change in unrealized appreciation (depreciation)	1,669,969	(127,892)	408,497	572,986
Net increase (decrease) in net assets resulting from operations	1,965,003	(397,875)	2,063,304	905,433

Dividends and distributions to shareholders
From net investment income
Institutional Class	—	—	—	—
From realized gain
Institutional Class	—	—	(850,482)	—
Total dividends and distributions to shareholders	—	—	(850,482)	—

Capital share transactions
Net proceeds from sale of shares	240,732	234,411	12,938,608	7,665,602
Proceeds from Transfer In-Kind	—	10,547,899	—	—
Dividends and distributions reinvested	—	—	845,459	—
Cost of shares redeemed	(640,048)	(922,750)	(1,684,172)	(16,658)
Net increase (decrease) in net assets resulting from capital share transactions	(399,316)	9,859,560	12,099,895	7,648,944
Net increase (decrease) in net assets	1,565,687	9,461,685	13,312,717	8,554,377

Net Assets
Beginning of period	9,461,685	—	8,554,377	—
End of period	$11,027,372	$9,461,685	$21,867,094	$8,554,377
Accumulated net investment income (loss) at the end of period	$(51,724)	$(29,177)	$(78,582)	$(13,547)

(a)    Commencement of operations.

The accompanying notes are an integral part of the financial statements.

PENN CAPITAL FUNDS TRUST
STATEMENTS OF CHANGES IN NET ASSETS

JUNE 30, 2017

	Penn Capital		Penn Capital
	Opportunistic		Senior Floating Rate
	High Yield Fund		Income Fund
		Period from		Period from
		December 1, 2015(a)		December 1, 2015(a)
	July 1, 2016 -	through	July 1, 2016 -	through
Increase (Decrease) in Net Assets	June 30, 2017	June 30, 2016	June 30, 2017	June 30, 2016
Operations
Net investment income	$603,650	$246,285	$844,177	$259,411
Net realized gain (loss) on investments	366,485	(168,020)	228,049	33,413
Net change in unrealized appreciation (depreciation)	99,903	194,909	73,586	98,753
Net increase (decrease) in net assets resulting from operations	1,070,038	273,174	1,145,812	391,577

Dividends and distributions to shareholders
From net investment income
Institutional Class	(596,135)	(203,999)	(826,690)	(197,099)
From realized gain
Institutional Class	—	—	(95,164)	—
Total dividends and distributions to shareholders	(596,135)	(203,999)	(921,854)	(197,099)

Capital share transactions
Net proceeds from sale of shares	457,456	2,234,772	6,674,297	18,362,260
Proceeds from Transfer In-Kind	—	5,612,139	—	—
Dividends and distributions reinvested	558,116	189,623	916,744	197,099
Cost of shares redeemed	(560,783)	(262,837)	(1,408,771)	(228,713)
Net increase in net assets resulting from capital share transactions	454,789	7,773,697	6,182,270	18,330,646
Net increase in net assets	928,692	7,842,872	6,406,228	18,525,124

Net Assets
Beginning of period	7,842,872	—	18,625,124	100,000
End of period	$8,771,564	$7,842,872	$25,031,352	$18,625,124
Accumulated net investment income at the end of period	$49,801	$42,286	$79,799	$62,312

(a)      Commencement of operations.

The accompanying notes are an integral part of the financial statements.

PENN CAPITAL FUNDS TRUST

FINANCIAL HIGHLIGHTS

JUNE 30, 2017

	Per Common Share Data(a)										Supplemental data and ratios
		Income from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses)	Total from investment operations	Dividends from net investment income	Distributions from capital gains	Total distributions	Net asset value, end of period	Total return		Net assets, end of period (in 000’s)	Ratio of expenses to average net assets, including waivers and reimbursement(b)	Ratio of expenses to average net assets, excluding waivers and reimbursement(b)	Ratio of net investment income (loss) to average net assets, including waivers and reimbursement(b)	Ratio of net investment income (loss) to average net assets, excluding waivers and reimbursement(b)	Portfolio turnover rate(c)
Penn Capital Small/Mid Cap Equity Fund
Institutional Class
7/1/16 to 6/30/17	$9.65	(0.02)	2.10	2.08	—	—	—	$11.73	21.55%		$11,027	1.06%	2.63%	(0.29)%	(1.86)%	91%
12/1/15(e) to 6/30/16	$10.00	(0.03)	(0.32)	(0.35)	—	—	—	$9.65	(3.50	)%(d)	$9,462	1.06%	3.74%	(0.53)%	(3.21)%	70	%(d)

Penn Capital Small Cap Equity Fund
Institutional Class
7/1/16 to 6/30/17	$10.32	(0.04)	2.24	2.20	—	(0.81)	(0.81)	$11.71	21.52%		$21,867	1.09%	2.19%	(0.54)%	(1.64)%	101%
12/18/15(e) to 6/30/16	$10.00	(0.02)	0.34	0.32	—	—	—	$10.32	3.20	%(d)	$8,554	1.09%	5.63%	(0.48)%	(5.02)%	102	%(d)

Penn Capital Opportunistic High Yield Fund
Institutional Class
7/1/16 to 6/30/17	$9.95	0.73	0.56	1.29	(0.72)	—	(0.72)	$10.52	13.36%		$8,772	0.72%	3.25%	7.01%	4.48%	79%
12/1/15(e) to 6/30/16	$10.00	0.35	(0.10)	0.25	(0.30)	—	(0.30)	$9.95	2.66	%(d)	$7,843	0.72%	5.14%	6.34%	1.92%	62	%(d)

Penn Capital Senior Floating Rate Income Fund
Institutional Class
7/1/16 to 6/30/17	$10.09	0.40	0.17	0.57	(0.40)	(0.05)	(0.45)	$10.21	5.66%		$25,031	0.74%	1.95%	3.90%	2.69%	108%
12/1/15(e) to 6/30/16	$10.00	0.14	0.06	0.20	(0.11)	—	(0.11)	$10.09	1.99	%(d)	$18,625	0.74%	2.77%	2.56%	0.53%	43	%(d)

*	No information is provided for Investor Class shares because shares of that class had not yet been issued as of June 30, 2017.

(a)	Information presented related to a share outstanding for the entire period.

(b)	Annualized for periods less than one full year.

(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d)	Not annualized.

(e)	Commencement of operations.

The accompanying notes are an integral part of the financial statements.

PENN CAPITAL FUNDS TRUST
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2017

1. Organization

PENN Capital Funds Trust (the “Trust”) was organized as a Delaware statutory trust on August 29, 2014, and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. The Trust consists of four series: the Penn Capital Small/Mid Cap Equity Fund, the Penn Capital Small Cap Equity Fund, the Penn Capital Opportunistic High Yield Fund and the Penn Capital Senior Floating Rate Income Fund (collectively referred to as the “Funds” and each individually referred to as a “Fund”). The Funds follow the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services- Investment Companies.”

The Penn Capital Small/Mid Cap Equity Fund and Penn Capital Small Cap Equity Fund’s investment objective is to seek to provide capital appreciation.

A privately offered fund managed by Penn Capital Management Company, Inc. (the “Advisor”) reorganized into the Penn Capital Small/Mid Cap Equity Fund after the close of business on November 30, 2015, with the Penn Capital Small/Mid Cap Equity Fund commencing operations on December 1, 2015. The reorganization consisted of the transfer of the assets and stated liabilities of the private fund to the Penn Capital Small/Mid Cap Equity Fund in exchange for Institutional Class shares of the Penn Capital Small/Mid Cap Equity Fund, which were then distributed to the private fund partners. The reorganization was non-taxable, whereby the Fund issued 1,054,790 shares. The fair value and cost of securities, for tax purposes, received by the Fund was $10,185,471 and $10,120,793 respectively. In addition, the Fund received $362,428 of cash. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value.

The Penn Capital Small Cap Equity Fund commenced operations on December 18, 2015.

The Penn Capital Opportunistic High Yield Fund’s investment objective is to seek to provide total return through interest income and capital appreciation.

A privately offered fund managed by the Advisor reorganized into the Penn Capital Opportunistic High Yield Fund after the close of business on November 30, 2015, with the Penn Capital Opportunistic High Yield Fund commencing operations on December 1, 2015. The reorganization consisted of the transfer of the assets and stated liabilities of the private fund to the Penn Capital Opportunistic High Yield Fund in exchange for Institutional Class shares of the Penn Capital Opportunistic High Yield Fund, which were then distributed to the private fund partners. The reorganization was non-taxable, whereby the Fund issued 561,214 shares. The fair value and cost of securities, for tax purposes, received by the Fund was $4,879,311. Certain investments cost basis were adjusted to the limitation of built in losses for tax purposes. In addition, the Fund received $732,828 of cash, receivables and accrued interest. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value.

   The Penn Capital Senior Floating Rate Income Fund’s investment objective is to seek to provide current income. The Penn Capital Senior Floating Rate Income Fund commenced operations on December 1, 2015.

Each Fund’s investment objective is non-fundamental, and may be changed by the Trust’s Board of Trustees (the “Board” or “Trustees”) without shareholder approval. Unless otherwise noted, all of the other investment policies and strategies described in the Prospectus or hereafter are nonfundamental. The Advisor serves as the investment advisor to the Funds.

The Trust offers two classes of shares of each Fund: Institutional Class and Investor Class. No information is provided in this report for Investor Class shares because shares of that class had not yet been issued as of June 30, 2017. Neither class has a front-end or back-end sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

PENN CAPITAL FUNDS TRUST
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2017

A. Investment Valuation

The Funds use the following valuation methods to determine fair value as either fair value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to such policies and procedures as may be approved by the Trust’s Board from time to time. The valuation of the portfolio investments of the Funds currently includes the following processes:

Portfolio securities listed on a national or foreign securities exchange, except those listed on the NASDAQ® Stock Market and Small CapSM exchanges (“NASDAQ®”), for which market quotations are available, are valued at the official closing price of such exchange on each business day (defined as days on which the Funds are open for business (“Business Day”)). Portfolio securities traded on the NASDAQ® will be valued at the NASDAQ® Official Closing Price on each Business Day. If there is no such reported sale on an exchange or NASDAQ®, the portfolio security will be valued at the most recent quoted bid price. Price information on listed securities is taken from the exchange where the security is primarily traded.

Other assets and securities for which no quotations are readily available (such as for certain restricted or unlisted securities and private placements) or that may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities) will be valued in good faith at fair value using procedures and methods approved by the Board. Under the procedures adopted by the Board, the Board has delegated day-to-day responsibility for fair value determinations to a Valuation Committee comprised of representatives from the Advisor.

A Fund’s portfolio holdings may also consist of shares of other investment companies in which the Fund invests. The value of each such investment company will be its net asset value (“NAV”) at the time the Fund’s shares are priced. Each investment company calculates its NAV based on the current market value for its portfolio holdings. Each investment company values securities and other instruments in a manner as described in that investment company’s prospectus. The investment company’s prospectus explains the circumstances under which the company will use fair value pricing and the effects of using fair value pricing.

Because a Fund may invest in foreign securities, the Fund’s NAV may change on days when a shareholder will not be able to purchase or redeem Fund shares because foreign markets are open at times and on days when U.S. markets are not. Investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined. Foreign currency exchange rates are generally determined as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time). If an event that could materially affect the value of the Fund’s foreign securities has occurred between the time the securities were last traded and the time that the Fund calculates its NAV, the closing price of the Fund’s securities may no longer reflect their market value at the time the Fund calculates its NAV. In such a case, the Fund may use fair value methods to value such securities.

Fixed income securities shall be valued at the evaluated bid price supplied by the Fund’s pricing agent based on broker-dealer supplied valuations and other criteria, or directly by independent brokers when the pricing agent does not provide a price or the Valuation Committee does not believe that the pricing agent price reflects the current market value. If a price of a position is sought using independent brokers, the Advisor shall seek to obtain an evaluation bid price from at least two independent brokers who are knowledgeable about the position. The price of the position would be deemed to be an average of such bid prices. In the absence of sufficient broker dealer quotes, securities shall be valued at fair value pursuant to procedures adopted by the Board.

Bank loans are not listed on any securities exchange or board of trade. They are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market. This market generally has fewer trades and less liquidity than the secondary market for other types of securities. Some bank loans have few or no trades, or trade infrequently, and information regarding a specific bank loan may not be widely available or may be incomplete. Except as otherwise specified, Bank loan securities shall be valued at the evaluated bid prices supplied by the Fund’s pricing agent based on broker-dealer supplied valuations and other criteria, or directly by independent brokers when the pricing agent does not provide a price or the Valuation Committee does not believe that the pricing agent price reflects the current market value. If a price of a position is sought using independent brokers, the Advisor shall seek to obtain a bid price from at least two independent brokers who are knowledgeable about the position. The price of the position would be deemed to be an average of such bid prices. In the absence of sufficient broker dealer quotes, securities shall be valued at fair value pursuant to procedures adopted by the Board.

PENN CAPITAL FUNDS TRUST
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2017

Occasionally, reliable market quotations are not readily available (such as for certain restricted or unlisted securities and private placements) or securities and other assets may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities), or there may be events affecting the value of foreign securities or other securities held by the Funds that occur when regular trading on foreign or other exchanges is closed, but before trading on the NYSE is closed. Fair value determinations are then made in good faith in accordance with procedures adopted by the Board. Under the procedures adopted by the Board, the Board has delegated the responsibility for making fair value determinations to a Valuation Committee, subject to the Board’s oversight. Generally, the fair value of a portfolio security or other asset shall be the amount that the owner of the security or asset might reasonably expect to receive upon its current sale. A three-tier hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available under the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – unadjusted quoted prices in active markets for identical securities that the Funds have the ability to access

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following table summarizes the inputs used as of June 30, 2017 in valuing each Fund’s investments:

Penn Capital Small/Mid Cap Equity Fund
Investments in Securities(a)	Level 1	Level 2	Level 3	Total
Common Stocks	$10,397,509	$—	$—	$10,397,509
Real Estate Investment Trusts (REITs)	480,816	—	—	480,816
Short-Term Investments	178,480	—	—	178,480
Total Investments in Securities	$11,056,805	$—	$—	$11,056,805

Penn Capital Small Cap Equity Fund
Investments in Securities(a)	Level 1	Level 2	Level 3	Total
Common Stocks	$21,642,588	$3,771	$—	$21,646,359
Short-Term Investments	424,677	—	—	424,677
Total Investments in Securities	$22,067,265	$3,771	$—	$22,071,036

PENN CAPITAL FUNDS TRUST
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2017

Penn Capital Opportunistic High Yield Fund
Investments in Securities(a)	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$8,253,857	$—	$8, 253,857
Convertible Bonds	—	167,733	—	167,733
Common Stock Options	1,572	636	44	2,252
Convertible Preferred Stocks	—	6,440	—	6,440
Preferred Stocks	—	—	32	32
Warrants	—	974	—	974
Short-Term Investments	282,891	—	—	282,891
Total Investments in Securities	$284,463	$8,429,640	$76	$8,714,179

Penn Capital Senior Floating Rate Income Fund
Investments in Securities(a)	Level 1	Level 2	Level 3	Total
Bank Loans	$—	$22,262,351	$—	$22,262,351
Corporate Bonds	—	2,415,722	—	2,415,722
Short-Term Investments	1,983,340	—	—	1,983,340
Total Investments in Securities	$1,983,340	$24,678,073	$—	$26,661,413

(a)	All other industry classifications are identified in the Schedule of Investments for each Fund.

The following table summarizes quantitative information about significant unobservable valuation inputs for Level 3 fair value measurement as of June 30, 2017:

Type of Assets	Fair value as of June 30, 2017	Valuation Techniques(s)	Unobservable Input
Penn Capital Opportunistic High Yield Fund Preferred Stock
ACC Claims Holdings LLC	$44	Broker Quote	N/A
Spanish Broadcasting Systems, Inc.	32	Broker Quote	N/A

The following table reconciles Level 3 investments based on the inputs used to determine fair value:

	Balance as of July 1, 2016	Purchases	Sales	Accretion of Discount	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Balance as of June 30, 2017	Change in Unrealized Appreciation/ Depreciation from Investments Held as of June 30, 2017
Penn Capital Opportunistic High Yield Fund Preferred Stock
ACC Claims Holdings LLC	$73	$—	$—	$—	$—	$(29)	$44	$(29)
Spanish Broadcasting Systems, Inc.	496	—	—	—	—	(464)	32	(464)

The Funds disclose transfers between Levels based on valuations at the end of the reporting period. There were no transfers between Levels 1, 2, or 3 in the Funds for the year ended June 30, 2017.

PENN CAPITAL FUNDS TRUST
NOTES TO THE FINANCIAL STATEMENTS

JUNE 30, 2017

B. Investment Transactions and Related Investment Income

Investment transactions are accounted for on a trade-date basis. Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method. Dividend income is recognized on ex-dividend date.

Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.

C. Expenses

The Trust’s expenses are allocated to the individual Fund in proportion to the net assets of the respective Fund when the expenses were incurred, except where direct allocations of expenses can be made.

D. Use of Estimates

The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

E. Dividends and Distributions

Dividends and distributions to Shareholders are recorded on the ex-date. The Penn Capital Opportunistic High Yield Fund and the Penn Capital Senior Floating Rate Income Fund declare and distribute their net investment income, if any, monthly and make distributions of their net realized capital gains, if any, at least annually, usually in December. The Penn Capital Small/Mid Cap Equity Fund and the Penn Capital Small Cap Equity Fund declare and distribute their net investment income, if any, annually and make distributions of net realized capital gains, if any, at least annually, usually in December.

     The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal period in which the amounts are distributed may differ from the period that income or realized gains (losses) were recorded by each Fund.

F. Federal Income Taxes

Each Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Funds will not be subject to federal income tax to the extent they distribute all of their net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing their tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50%) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period and have no provision for taxes in the financial statements. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three open tax year ends, as applicable) and on-going analysis of and changes to tax laws, regulations and interpretations thereof.

G. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust and each Fund. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnification to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred, and may not occur. However, the Trust has not had prior claims or losses pursuant to these contracts and considers the risk of loss to be remote.

PENN CAPITAL FUNDS TRUST
NOTES TO THE FINANCIAL STATEMENTS

JUNE 30, 2017

3. Agreements and Related Party Transactions

Investment Advisory Agreement

The Trust has entered into an investment advisory agreement with the Advisor. Under the terms of the agreement, each Fund pays the Advisor a fee, payable at the end of each month, at an annual rate, set forth in the table below, of the respective Fund’s average daily net assets.

Penn Capital Small/Mid Cap Equity Fund	0.90%
Penn Capital Small Cap Equity Fund	0.95%
Penn Capital Opportunistic High Yield Fund	0.69%
Penn Capital Senior Floating Rate Income Fund	0.69%

The Advisor has contractually agreed to waive its fees and/or pay Fund expenses so that the total annual operating expenses of the Funds (excluding any acquired fund fees and expenses, taxes, interest, brokerage fees, certain insurance costs, and extraordinary and other non-routine expenses) do not exceed the amounts shown below as a percentage of each Fund’s average daily net assets. The expense limitation agreement will remain in place through October 30, 2017. Thereafter, the expense limitation agreement for the Funds will be reviewed annually by the Advisor and the Board.

	Institutional Class	Investor Class
Penn Capital Small/Mid Cap Equity Fund	1.06%	1.31%
Penn Capital Small Cap Equity Fund	1.09%	1.34%
Penn Capital Opportunistic High Yield Fund	0.72%	0.97%
Penn Capital Senior Floating Rate Income Fund	0.74%	0.99%

Any waived or reimbursed expenses by the Advisor to the Funds are subject to repayment by a Fund in the three fiscal years following the fiscal year in which the payment was made, provided that the respective Fund is able to make the repayment without exceeding the Fund’s expense limitation in place when the fees were waived or expenses paid. The Advisor’s waived fees and paid expenses that are subject to potential recoupment are as follows:

Fiscal Year Incurred	Amount Waived/ Expenses Assumed	Amount Recouped	Amount Subject to Potential Recoupment	Expiration Date
Penn Capital Small/Mid Cap Equity Fund
June 30, 2016	$146,572	$—	$146,572	June 30, 2019
June 30, 2017	162,111	—	162,111	June 30, 2020
Total	$308,683	$—	$308,683

Penn Capital Small Cap Equity Fund
June 30, 2016	$128,464	$—	$128,464	June 30, 2019
June 30, 2017	158,820	—	158,820	June 30, 2020
Total	$287,284	$—	$287,284

Penn Capital Opportunistic High Yield Fund
June 30, 2016	$171,803	$—	$171,803	June 30, 2019
June 30, 2017	218,116	—	218,116	June 30, 2020
Total	$389,919	$—	$389,919

Penn Capital Senior Floating Rate Income Fund
June 30, 2016	$205,304	$—	$205,304	June 30, 2019
June 30, 2017	261,441	—	261,441	June 30, 2020
Total	$466,745	$—	$466,745

PENN CAPITAL FUNDS TRUST
NOTES TO THE FINANCIAL STATEMENTS

JUNE 30, 2017

Certain Officers and Trustees of the Funds are also Officers of the Advisor.

The Trust has engaged Foreside Fund Officers Services, LLC to provide compliance services including the appointment of the Trust’s Chief Compliance Officer and Anti-Money Laundering Officer.

Distribution Agreement

Foreside Fund Services, LLC is the Trust’s distributor and principal underwriter (“the Distributor”). The Trust has adopted a plan of distribution under Rule 12b-1 of the 1940 Act applicable to the Investor Class. Under the plan, 12b-1 distribution fees at an annual rate of 0.25% of average daily net assets of Investor Class shares are paid to the Distributor or others for distribution and shareholder services. For the year ended June 30, 2017, there were no distribution fees paid under the plan because the Investor Class shares had not yet been issued as of June 30, 2017.

The Trust has engaged U.S. Bancorp Fund Services, LLC to serve as the Funds’ administrator, fund accountant, and transfer agent. The Trust has engaged U.S. Bank, N.A. to serve as the Funds’ custodian.

4. Federal Tax Information

It is each Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differences in the timing of recognition of gains or losses on investments. Permanent book and tax basis differences, if any, may result in reclassifications to undistributed net investment income (loss), undistributed net realized gain (loss) and additional paid-in capital.

The following information is provided on a tax basis as of June 30, 2017:

	Penn Capital Small/Mid Cap Equity Fund	Penn Capital Small Cap Equity Fund	Penn Capital Opportunistic High Yield Equity Fund	Penn Capital Senior Floating Rate Income Fund
Cost of investments	$9,395,790	$21,113,964	$8,421,117	$26,489,778
Gross unrealized appreciation	1,909,443	2,317,393	480,976	223,320
Gross unrealized depreciation	(248,428)	(1,360,321)	(187,914)	(51,685)
Net unrealized appreciation (depreciation)	1,661,015	957,072	293,062	171,635
Undistributed ordinary income	103,963	815,049	248,639	239,301
Undistributed long-term cap gains	—	346,134	574	7,500
Total distributable earnings	103,963	1,161,183	249,213	246,801
Total accumulated earnings (losses)	$1,764,978	$2,118,255	$542,275	$418,436

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.

PENN CAPITAL FUNDS TRUST
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2017

These differences are primarily due to net operating losses and changes in the basis of securities as a result of transfers in kind. On the Statement of Assets and Liabilities, the following adjustments were made:

	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
Penn Capital Small/Mid Cap Equity Fund	$51,724	$(51,724)	$—
Penn Capital Small Cap Equity Fund	78,582	(78,582)	—
Penn Capital Opportunistic High Yield Fund	—	4,728	(4,728)
Penn Capital Senior Floating Rate Income Fund	—	—	—

A regulated investment company may elect for any taxable year to treat any portion of the qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of the taxable year subsequent to October 31 and December 31, respectively.

The character of distributions for tax purposes paid during the fiscal year ended June 30, 2017 is as follows:

	Ordinary Income Distributions	Long-Term Capital Gain Distributions
Penn Capital Small/Mid Cap Equity Fund	$—	$—
Penn Capital Small Cap Equity Fund	850,428	54
Penn Capital Opportunistic High Yield Fund	596,135	—
Penn Capital Senior Floating Rate Income Fund	921,854	—

5. Investment Transactions

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the year ended June 30, 2017, were as follows:

	Purchases	Sales
Penn Capital Small/Mid Cap Equity Fund	$9,152,546	$9,560,080
Penn Capital Small Cap Equity Fund	25,603,653	14,514,603
Penn Capital Opportunistic High Yield Fund	6,869,517	6,524,270
Penn Capital Senior Floating Rate Income Fund	29,414,917	22,514,348

PENN CAPITAL FUNDS TRUST

NOTES TO THE FINANCIAL STATEMENTS

JUNE 30, 2017

6. Capital Share Transactions

	Penn Capital Small/Mid Cap Equity Fund	Penn Capital Small Cap Equity Fund	Penn Capital Opportunistic High Yield Fund	Penn Capital Senior Floating Rate Income Fund
	Year Ended June 30, 2017	Year Ended June 30, 2017	Year Ended June 30, 2017	Year Ended June 30, 2017
Institutional Class Shares
Shares sold	21,067	1,115,266	45,061	653,532
Shares sold to holders in reinvestment of dividends	—	74,359	53,946	90,055
Shares redeemed	(61,810)	(151,648)	(54,000)	(137,775)
Net increase (decrease)	(40,743)	1,037,977	45,007	605,812

Institutional Amount
Shares sold	$240,732	$12,938,608	$457,456	$6,674,297
Shares sold to holders in reinvestment of dividends	—	845,459	558,116	916,744
Shares redeemed	(640,048)	(1,684,172)	(560,783)	(1,408,771)
Net increase (decrease)	$(399,316)	$12,099,895	$454,789	$6,182,270

	Penn Capital Small/Mid Cap Equity Fund	Penn Capital Small Cap Equity Fund	Penn Capital Opportunistic High Yield Fund	Penn Capital Senior Floating Rate Income Fund
	Period from December 1, 2015(a) through June 30, 2016	Period from December 18, 2015(a) through June 30, 2016	Period from December 1, 2015(a) through June 30, 2016	Period from December 1, 2015(a) through June 30, 2016
Institutional Class Shares
Shares sold	25,535	830,761	234,868	1,838,636
Shares sold to holders in transfer-in-kind	1,054,790	—	561,214	—
Shares sold to holders in reinvestment of dividends	—	—	19,609	19,675
Shares redeemed	(99,349)	(1,668)	(27,240)	(22,790)
Net increase	980,976	829,093	788,451	1,835,521

Institutional Amount
Shares sold	$234,411	$7,665,602	$2,234,772	$18,362,260
Shares sold to holders in transfer-in-kind	10,547,899	—	5,612,139	—
Shares sold to holders in reinvestment of dividends	—	—	189,623	197,099
Shares redeemed	(922,750)	(16,658)	(262,837)	(228,713)
Net increase	$9,859,560	$7,648,944	$7,773,697	$18,330,646

(a)	Commencement of operations.

PENN CAPITAL FUNDS TRUST
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2017

7. Credit Risk and Asset Concentration

Small- and mid-capitalization companies may not have the size, resources and other assets of large capitalization companies. As a result, the securities of small- and mid-capitalization companies may be subject to greater market risks and fluctuations in value than large capitalization companies or may not correspond to changes in the stock market in general. In addition, small- and mid-capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

High yield securities and unrated securities of similar credit quality have speculative characteristics and involve greater volatility of price and yield, greater of liquidity risk, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

There are a number of risks associated with an investment in bank loans, including credit risk, interest rate risk, liquidity risk and prepayment risk. Lack of an active trading market, restrictions on resale, irregular trading activity, wide bid/ask spreads and extended trade settlement periods may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations.

8. Line of Credit

The Penn Capital Senior Floating Rate Income Fund has entered into a Credit Agreement for a line of credit equal to the lesser of (i) $3.0 Million, (ii) 20% of the gross market value of the Fund or (iii) 33.3% of the net market value of the Fund. Borrowings pursuant to the agreement are collateralized by the investments in the Fund. The line of credit is intended to provide short term financing, if necessary, in connection with shareholder redemptions. The Fund did not utilize any borrowings under the line of credit for the year ended June 30, 2017.

9. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X which set forth the form and content of financial statements. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

10. Subsequent Events

Effective July 17, 2017, the Trust added three series: the Penn Capital Defensive Short Duration High Income Fund, the Penn Capital Micro Cap Equity Fund, and the Penn Capital Small Cap Value Equity Fund.

The Penn Capital Defensive Short Duration High Income Fund’s investment objective is to seek to provide a high level of current income. The fund commenced operations on July 17, 2017.

The Penn Capital Micro Cap Equity Fund, and the Penn Capital Small Cap Value Equity Fund’s investment objective is to seek to provide capital appreciation. The Penn Capital Micro Cap Equity Fund, and the Penn Capital Small Cap Value Equity Fund have not commenced operations as of the date of this Report.

Effective July 31, 2017, the Penn Capital Senior Floating Rate Income Fund’s contractual advisory fee rate was reduced to 0.55%, and the Fund’s total annual operating expenses (excluding certain items specified in the Prospectus) are limited to 0.64% for Institutional Class shares and 0.89% for Investor Class shares.

Except as disclosed above, as of the date the financial statements were available to be issued, Management has determined that no additional material events or transactions occurred that would require recognition or disclosure in the Funds’ financial statements.

PENN CAPITAL FUNDS TRUST

ADDITIONAL INFORMATION

JUNE 30, 2017 (UNAUDITED)

Shareholder Notification of Federal Tax Status

For the fiscal year ended June 30, 2017, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Penn Capital Small/Mid Cap Equity Fund	0.00%
Penn Capital Small Cap Equity Fund	5.15%
Penn Capital Opportunistic High Yield Fund	0.00%

Penn Capital Senior Floating Rate Income Fund	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal period ended June 30, 2017 was as follows:

Penn Capital Small/Mid Cap Equity Fund	0.00%
Penn Capital Small Cap Equity Fund	4.86%
Penn Capital Opportunistic High Yield Fund	0.00%
Penn Capital Senior Floating Rate Income Fund	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for each Fund were as follows:

Penn Capital Small/Mid Cap Equity Fund	0.00%
Penn Capital Small Cap Equity Fund	100.00%
Penn Capital Opportunistic High Yield Fund	0.00%
Penn Capital Senior Floating Rate Income Fund	10.32%

Trustee and Officer Compensation

The Trust does not compensate any of its Trustees who are interested persons nor any of its officers. For the year ended June 30, 2017, the aggregate compensation paid by the Trust to the independent Trustees was $36,000. The Trust did not pay any special compensation to any of its Trustees or officers. The Statement of Additional Information includes additional information about the Trustees and is available without charge, upon request, by calling 844-302-7366.

Proxy Voting Policies

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities owned by that Fund is available: (1) without charge, upon request, by calling 844-302-7366; (2) in the Statement of Additional Information on the Trust’s website www.penncapitalfunds.com; and (3) on the SEC’s website at www.sec.gov. Information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 may be obtained (1) without charge, upon request, by calling 844-302-7366 and (2) on the SEC’s website at www.sec.gov.

Form N-Q

Each Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. Each Fund’s Forms N-Q are available without charge by visiting the SEC’s website at www.sec.gov. In addition, you may review and copy each Fund’s Forms N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders that the transfer agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call (844) 302-7366 to request individual copies of these documents. The transfer agent will begin sending individual copies thirty days after receiving your request to stop householding. This policy does not apply to account statements.

PENN CAPITAL FUNDS TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
of PENN Capital Funds Trust:

We have audited the accompanying statements of assets and liabilities of the Penn Capital Small/Mid Cap Equity Fund, Penn Capital Small Cap Equity Fund, Penn Capital Opportunistic High Yield Fund, and Penn Capital Senior Floating Rate Fund, each a series of the PENN Capital Funds Trust, (collectively, the “Funds”), including the schedules of investments, as of June 30, 2017, and the related statements of operations for the year then ended and the statements of changes in net assets and financial highlights for the year ended June 30, 2017 and the period ended June 30, 2016. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2017, by correspondence with the custodian, and brokers, or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of June 30, 2017, the results of their operations for the year then ended and changes in their net assets and financial highlights for the year ended June 30, 2017 and the period ended June 30, 2016, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania

August 29, 2017

PENN CAPITAL FUNDS TRUST

 TRUSTEES AND OFFICERS (UNAUDITED)

Name, Address and Year of Birth	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorship/ Trusteeship Positions held by Trustee During the Past 5 Years
Independent Trustees
Dennis S. Hudson, III c/o Penn Capital Management Company, Inc. 1200 Intrepid Avenue, Suite 400 Philadelphia, Pennsylvania 19112 Year of Birth: 1955	Trustee	Since 2015	Chief Executive Officer (since 1998) and Chairman (since 2005), Seacoast Banking Corporation of Florida; Chairman and Chief Executive Officer, Seacoast National Bank (since 1992).	7	Chesapeake Utilities Corporation (since 2006). Martin Health System (medical) (since 2017).
John R. Schwab c/o Penn Capital Management Company, Inc. 1200 Intrepid Avenue, Suite 400 Philadelphia, Pennsylvania 19112 Year of Birth: 1967	Trustee	Since 2015	Chief Financial Officer, Flagship Credit Corp. (since 2015); Executive Vice President and Chief Financial Officer, The J.G. Wentworth Company (from 2013 to 2015); Executive Vice President and Chief Financial Officer, Expert Global Solutions (from 2004 to 2012).	7	N/A
Interested Trustee
Richard A. Hocker* c/o Penn Capital Management Company, Inc. 1200 Intrepid Avenue, Suite 400 Philadelphia, Pennsylvania 19112 Year of Birth: 1946	Trustee, President and Chairman	Since 2014	Founder, Chief Investment Officer and Chief Executive Officer, Penn Capital Management Company, Inc. (since 1987).	7	N/A

PENN CAPITAL FUNDS TRUST

 TRUSTEES AND OFFICERS (UNAUDITED)

Name, Address and Year of Birth	Position with the Trust	Term of Office and Length of Time Served	Principal Occupations During the Past Five Years
Officers of the Trust**
Gerald McBride c/o Penn Capital Management Company, Inc. 1200 Intrepid Avenue, Suite 400 Philadelphia, Pennsylvania 19112 Year of Birth: 1963	Treasurer	Since 2014	Chief Operating Officer and Chief Financial Officer, Penn Capital Management Company, Inc. (since 2007).
Lisa L.B. Matson c/o Penn Capital Management Company, Inc. 1200 Intrepid Avenue, Suite 400 Philadelphia, Pennsylvania 19112 Year of Birth: 1970	Secretary	Since 2014

General Counsel, Penn Capital Management Company, Inc. (since 2014); Senior Counsel and Assistant Vice President, Lincoln Financial Group, Inc., and Assistant Secretary, Lincoln Investment Advisors, Corp., Lincoln Variable Insurance Products Trust and Lincoln Advisors Trust (from 2012 to 2014); Associate Counsel, The Vanguard Group, Inc. (from 2002 to 2012).

Jack P. Huntington 10 High Street Suite 302 Boston, MA 02110 Year of Birth: 1970	Chief Compliance Officer	Since 2015	Fund Chief Compliance Officer, Foreside Fund Officer Services, LLC (since 2015); Senior Vice President of Regulatory Administration, Citi Fund Services Ohio, Inc. (from 2008 to 2015).

*	Richard A. Hocker is a Trustee who is an “interested person” of the Trust as defined in the 1940 Act because he is an officer of the Advisor and certain of its affiliates.

**	Each Officer serves at the pleasure of the Board.

PENN CAPITAL FUNDS TRUST

PRIVACY POLICY

FACTS	WHAT DOES THE PENN CAPITAL FUNDS TRUST DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. The information can include:

●     Social Security number

●     Account balances and account transactions

●     Assets and transaction history

When you are no longer our client, we continue to share your information as described in this notice.

How?	All financial companies need to share clients’ personal information to run the everyday business. In the section below, we list the reasons financial companies can share their clients’ personal information; the reasons PENN chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does Penn share?	Can you limit this sharing?
For everday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes - to offer our products and services to you	No	No
For joint marketing with other financial companies	No	No
For affiliates’ everyday business purposes - information about transaction(s) and experiences	Yes	No
For affiliates’ everyday business purposes - information about your creditworthiness	No	No
For nonaffiliates to market to you	No	No

Questions?	Call 215-302-1500 or go to www.penncapital.com

PENN CAPITAL FUNDS TRUST

PRIVACY POLICY

Who we are
Who is providing this notice?	Penn Capital Management Company, Inc. and its affiliates (“Penn”)
What we do
How does Penn protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer and secured files and buildings.
How does Penn collect my personal information?	We collect your personal information, for example, when you ● Open an account or deposit money ● Provide information on client questionaires
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates everyday business purposes -

       information about your creditworthiness

●    affiliates from using you information to market to you

●    sharing for nonafilliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial or nonfinancial companies ● PENN Capital Funds Group LLC ● PENN Capital Funds Trust ● Penn Capital Management Company, Inc.
Nonaffiliates	Companies not related by common ownership or control. They can be financial or nonfinancial companies ● Penn does not share information with nonaffiliates
Joint marketing	A formal agreement between non affiliated companies that together market financial products or services to you ● Penn does not have joint marketing partners
Other important information
This notice replaces all previous notices of our consumer privacy policy, and may be amended from time to time. Penn will inform you of updates or changes as required by law.

45

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. John Schwab is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2017	FYE 6/30/2016
Audit Fees	$92,000	$94,000
Audit-Related Fees	None	None
Tax Fees	19,100	None
All Other Fees	None	None

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by KPMG applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2017	FYE 6/30/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last fiscal year. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/2017	FYE 6/30/2016
Registrant	None	None
Registrant’s Investment Adviser	None	Non

KPMG LLP (“KPMG”) has informed the Trust that it has identified an issue related to its independence under Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule prohibits accounting firms, such as KPMG, from being considered independent if they have certain financial relationships with their audit clients or certain affiliates of those clients. Specifically, the Loan Rule provides, in relevant part, that an accounting firm generally would not be independent if it receives a loan from a lender that is “record or beneficial [owner] of more than ten percent of the audit client’s equity securities.” The Trust is required under various securities laws to have its financial statements audited by an independent accounting firm. KPMG has informed the Trust that KPMG has relationships with a lender who is the holder of record of more than ten percent of the shares of certain series of the Trust (each, a “Fund”). These relationships call into question KPMG’s independence under the Loan Rule with respect to the Fund, as well as all other funds in the complex. The SEC has granted no-action relief to another fund complex in circumstances that appear to be substantially similar to the Trust’s (see Fidelity Management & Research Company et al., No-Action Letter (June 20, 2016)). In addition, KPMG has advised the Trust’s Audit Committee that KPMG believes that under the facts and circumstances surrounding KPMG’s lending relationships, its ability to exercise objective and impartial judgment in connection with its audit engagement with the Trust has not been impaired and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. If in the future, however, the independence of KPMG is called into question under the Loan Rule by circumstances that are not addressed in the SEC’s no-action letter, the Trust will need to take other action in order for the Trust’s filings with the SEC containing financial statements to be deemed compliant with applicable securities laws. Finally, the SEC has indicated that its no-action relief will expire 18 months from its issuance, after which the Trust will no longer be able to rely on the letter unless its term is extended or made permanent by the SEC Staff.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.
(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	PENN Capital Funds Trust

By (Signature and Title)	/s/ Richard A. Hocker
Richard A. Hocker, President

Date	August 29, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Richard A. Hocker
Richard A. Hocker, President

Date	August 29, 2017

By (Signature and Title)	/s/ Gerald McBride
Gerald McBride, Treasurer

Date	August 29, 2017